                                                                     Exhibit 4.5


                 ==============================================




                        AMENDED AND RESTATED DECLARATION

                                    OF TRUST

                            TRANSAMERICA CAPITAL III

                          Dated as of November 14, 1997




                 ==============================================

                                TABLE OF CONTENTS

                                                                             Page
                                                                             ----
   INTERPRETATION AND DEFINITIONS
     SECTION 1.1  Definitions...................................................1

   ARTICLE II - TRUST INDENTURE ACT
     SECTION 2.1  Trust Indenture Act: Application..............................9
     SECTION 2.2  Lists of Holders of Trust Securities..........................9
     SECTION 2.3  Reports by the Institutional Trustee.........................10
     SECTION 2.4  Periodic Reports to Institutional Trustee....................10
     SECTION 2.5  Evidence of Compliance with Conditions Precedent.............10
     SECTION 2.6  Events of Default; Waiver....................................10
     SECTION 2.7  Events of Default; Notice....................................12

   ARTICLE III - ORGANIZATION
     SECTION 3.1  Name.........................................................12
     SECTION 3.2  Office.......................................................13
     SECTION 3.3  Purpose......................................................13
     SECTION 3.4  Authority....................................................13
     SECTION 3.5  Title to Property of the Trust...............................13
     SECTION 3.6  Powers and Duties of the Trustees and the Administrators.....13
     SECTION 3.7  Prohibition of Actions by the Trust, the Trustees and the
                    Administrators ............................................17
     SECTION 3.8  Powers and Duties of the Institutional Trustee...............18
     SECTION 3.9  Certain Duties and Responsibilities of the Trustees and
                    Administrators ............................................19
     SECTION 3.10  Certain Rights of Institutional Trustee.....................21
     SECTION 3.11  Delaware Trustee............................................23
     SECTION 3.12  Execution of Documents......................................23
     SECTION 3.13  Not Responsible for Recitals or Issuance of Trust
                    Securities ................................................23
     SECTION 3.14  Duration of Trust...........................................24
     SECTION 3.15  Mergers.....................................................24
     SECTION 3.16  Issuance of the Capital Securities..........................25
     SECTION 3.17  Issuance of the Common Securities; Subscription and
                    Purchase of Debentures.....................................25

   ARTICLE IV - SPONSOR
     SECTION 4.1  Sponsor's Purchase of the Common Securities..................26
     SECTION 4.2  Responsibilities of the Sponsor..............................26

   ARTICLE V - TRUSTEES
     SECTION 5.1  Number of Trustees...........................................26
     SECTION 5.2  Delaware Trustee.............................................27
     SECTION 5.3  Institutional Trustee; Eligibility...........................27
     SECTION 5.4  Certain Qualifications of the Delaware Trustee Generally.....28
     SECTION 5.5  Administrators...............................................28
     SECTION 5.6  Delaware Trustee.............................................28
     SECTION 5.7  Appointment, Removal and Resignation of Trustees and
                   Administrators .............................................28
     SECTION 5.8  Vacancies Among Trustees.....................................30
     SECTION 5.9  Effect of Vacancies..........................................30
     SECTION 5.10  Meetings of the Trustees and the Administrators.............30
     SECTION 5.11  Delegation of Power.........................................30
     SECTION 5.12  Conversion, Consolidation or Succession to Business.........31

   ARTICLE VI - DISTRIBUTIONS
     SECTION 6.1  Distributions................................................31

   ARTICLE VII - ISSUANCE OF SECURITIES
     SECTION 7.1  General Provisions Regarding Trust Securities................31
     SECTION 7.2  Paying Agent, Transfer Agent and Registrar...................32
     SECTION 7.3  Form and Dating..............................................32
     SECTION 7.4  Mutilated, Destroyed, Lost or Stolen Certificates............34
     SECTION 7.5  Temporary Trust Securities...................................35
     SECTION 7.6  Cancellation.................................................35

   ARTICLE VIII - DISSOLUTION AND TERMINATION OF TRUST
     SECTION 8.1  Dissolution and Termination of Trust.........................35

   ARTICLE IX - TRANSFER OF INTERESTS
     SECTION 9.1  General......................................................36
     SECTION 9.2  Transfer Procedures and Restrictions.........................37
     SECTION 9.3  Deemed Trust Security Holders................................42
     SECTION 9.4  Notices to Clearing Agency...................................43
     SECTION 9.5  Appointment of Successor Clearing Agency.....................43

   ARTICLE X - LIMITATION OF LIABILITY OF HOLDERS OF SECURITIES,
                       TRUSTEES OR OTHERS
     SECTION 10.1  Liability...................................................43
     SECTION 10.2  Exculpation.................................................44
     SECTION 10.3  Fiduciary Duty..............................................44
     SECTION 10.4  Indemnification.............................................44
     SECTION 10.5  Outside Businesses..........................................46
     SECTION 10.6  Compensation; Fee...........................................47

   ARTICLE XI - ACCOUNTING
     SECTION 11.1  Fiscal Year.................................................47
     SECTION 11.2  Certain Accounting Matters..................................47
     SECTION 11.3  Banking.....................................................48
     SECTION 11.4  Withholding.................................................48

   ARTICLE XII - AMENDMENTS AND MEETINGS
     SECTION 12.1  Amendments..................................................48
     SECTION 12.2  Meetings of the Holders of Trust Securities; Action by
                    Written Consent ...........................................50

   ARTICLE XIII - REPRESENTATIONS OF INSTITUTIONAL TRUSTEE AND
                       DELAWARE TRUSTEE
     SECTION 13.1  Representations and Warranties of Institutional Trustee.....52
     SECTION 13.2  Representations and Warranties of Delaware Trustee..........52

   ARTICLE XIV - MISCELLANEOUS
     SECTION 14.1  Notices.....................................................53
     SECTION 14.2  Governing Law...............................................54
     SECTION 14.3  Intention of the Parties....................................54
     SECTION 14.4  Headings....................................................55
     SECTION 14.5  Successors and Assigns......................................55
     SECTION 14.6  Partial Enforceability......................................55
     SECTION 14.7  Counterparts................................................55

ANNEX I....................................................................I-1
EXHIBIT A-1................................................................A-1-1
EXHIBIT A-2................................................................A-2-1
EXHIBIT A-3................................................................A-3-1
EXHIBIT B..................................................................B-1
EXHIBIT C..................................................................C-1
EXHIBIT D..................................................................D-1
EXHIBIT E .................................................................E-1
EXHIBIT F .................................................................F-1

                             CROSS-REFERENCE TABLE*


Section of Trust Indenture
Act of 1939, as amended                        Section of Declaration
-----------------------                        ----------------------
310(a)                                         5.3(a)
310(c)                                         Inapplicable
311(c)                                         Inapplicable
312(a)                                         2.2(a)
312(b)                                         2.2(b)
313                                            2.3
314(a)                                         2.4
314(b)                                         Inapplicable
314(c)                                         2.5
314(d)                                         Inapplicable
314(f)                                         Inapplicable
315(a)                                         3.9(b)
315(c)                                         3.9(a)
315(d)                                         3.9(a)
316(a)                                         Annex I
316(b)                                         Annex I
316(c)                                         3.6(e)


--------
* This Cross-Reference Table does not constitute part of the Declaration and shall not affect the interpretation of any of its terms or provisions.

                              AMENDED AND RESTATED

                              DECLARATION OF TRUST

                                       OF

                            TRANSAMERICA CAPITAL III

                          Dated as of November 14, 1997

               AMENDED AND RESTATED DECLARATION OF TRUST ("Declaration") dated and effective as of November 14, 1997, by the Trustees (as defined herein), the Administrators (as defined herein), the Sponsor (as defined herein) and by the holders, from time to time, of undivided beneficial interests in the Trust to be issued pursuant to this Declaration;

               WHEREAS, the Trustees and the Sponsor established Transamerica Capital III (the "Trust"), a statutory business trust under the Delaware Business Trust Act pursuant to a Declaration of Trust dated as of October 31, 1997 (the "Original Declaration"), and a Certificate of Trust filed with the Secretary of State of the State of Delaware on October 31, 1997, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust, investing the proceeds thereof in certain Debentures of the Debenture Issuer (as defined herein) and engaging in only those activities necessary or incidental thereto;

               WHEREAS, prior to the date hereof, no interests in the Trust have been issued; and

               WHEREAS, all of the Trustees, the Administrators and the Sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration;

               NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a statutory business trust under the Business Trust Act (as defined herein) and that this Declaration constitutes the governing instrument of such statutory business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration and, in consideration of mutual covenants contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

                                    ARTICLE I

                         INTERPRETATION AND DEFINITIONS

               SECTION 1.1  Definitions.

               Unless the context otherwise requires:

               (a) Capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this Section 1.1;

               (b) a term defined anywhere in this Declaration has the same meaning throughout;

               (c) all references to "the Declaration" or "this Declaration" are to this Declaration and each Annex and Exhibit hereto, as modified, supplemented or amended from time to time;

               (d) all references in this Declaration to Articles and Sections and Annexes and Exhibits are to Articles and Sections of and Annexes and Exhibits to this Declaration unless otherwise specified;

               (e) a term defined in the Trust Indenture Act (as defined herein) has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires; and

               (f) a reference to the singular includes the plural and vice versa.

               "Administrative Action" has the meaning set forth in paragraph 4(b) of Annex I.

               "Administrators" means each of David C. Thomas, Mark A. McEachen, and Joseph Martinetto, solely in such Person's capacity as Administrator of the Trust created and continued hereunder and not in such Person's individual capacity, or such Administrator's successor in interest in such capacity, or any successor appointed as herein provided.

               "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

               "Authorized Officer" of a Person means any Person that is authorized to bind such Person.

               "Bankruptcy Event" means, with respect to any Person:

               (a) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of such Person in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days; or

               (b) such Person shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of such Person of any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due.

               "Book Entry Interest" means a beneficial interest in one or more Global Capital Securities registered in the name of the Clearing Agency or its nominee, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 9.2.

               "Business Day" means any day other than Saturday, Sunday or any other day on which banking institutions in New York City (in the State of New
York) are permitted or required by any applicable any applicable law to close.

               "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time, or any successor legislation.

               "Capital Securities Guarantee" means the guarantee agreement, dated as of November 14, 1997, as modified or amended from time to time, of the Sponsor in respect of the Capital Securities.

               "Capital Securities" means the Initial Capital Securities and the Exchange Capital Securities.

               "Capital Securities Certificate" means a certificate representing a Capital Security substantially in the form of Exhibit A-1 or A-2, as applicable.

               "Capital Security Beneficial Owner" means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

               "Certificate" means any certificate evidencing Trust Securities.

               "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as depositary for the Capital Securities and in whose name or in the name of a nominee of that organization shall be registered a Global Capital Security and which shall undertake to effect book entry transfers and pledges of the Capital Securities.

               "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

               "Closing Date" means the "Closing Date" under the Purchase Agreement.

               "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

               "Commission" means the Securities and Exchange Commission.

               "Common Securities" has the meaning specified in Section 7.1(a).

               "Common Securities Guarantee" means the guarantee agreement dated as of November 14, 1997, as modified or amended from time to time, of the Sponsor in respect of the Common Securities.

               "Common Security" has the meaning specified in Section 7.1(a).

               "Common Security Certificate" means a definitive certificate in fully registered form representing a Common Security substantially in the form of Exhibit A-3.

               "Company Indemnified Person" means (a) any Administrator; (b) any Affiliate of any Administrator; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Administrator; or
(d) any officer, employee or agent of the Trust or its Affiliates.

               "Corporate Trust Office" means the office of the Institutional Trustee at which the corporate trust business of the Institutional Trustee shall, at any particular time, be principally administered, which office at the date of execution of this Declaration is located at One First National Plaza, Suite 0126, Chicago, Illinois 60670-0126.

               "Covered Person" means: (a) any Administrator, officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Trust Securities.

               "Debenture Issuer" means Transamerica Corporation, a Delaware corporation, or any successor entity in a merger, consolidation or amalgamation, in its capacity as issuer of the Debentures under the Indenture.

               "Debenture Trustee" means The First National Bank of Chicago, a national banking association, as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

               "Debentures" means the Initial Debentures and the Exchange Debentures.

               "Definitive Capital Securities" means Initial Definitive Capital Securities and Exchange Definitive Capital Securities.

               "Delaware Trustee" has the meaning set forth in Section 5.2.

               "Depositary" means, with respect to the Capital Securities, DTC, or another Clearing Agency.

               "Direct Action" has the meaning set forth in Section 3.8(e).

               "Distribution" means a distribution payable to Holders of Trust Securities in accordance with Section 6.1.

               "DTC" means The Depository Trust Company, New York, New York, the initial Clearing Agency.

               "Event of Default" in respect of the Trust Securities means an Indenture Event of Default has occurred and is continuing in respect of the Debentures.

               "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

               "Exchange Capital Securities" has the meaning set forth in
Section 7.1(a).

               "Exchange Capital Security Certificate" means a certificate representing an Exchange Capital Security substantially in the form of Exhibit A-2.

               "Exchange Debentures" means the 7 5/8 % Junior Subordinated Deferrable Interest Debentures due 2037 to be issued by the Debenture Issuer under the Indenture in exchange for the Initial Debentures pursuant to the Registration Rights Agreement.

               "Exchange Definitive Capital Securities" means any Exchange Capital Securities in definitive form issued by the Trust.

               "Exchange Global Capital Securities" means any Exchange Capital Securities in global form issued by the Trust.

               "Exchange Securities" means Exchange Debentures and Exchange Capital Securities.

               "Extension Period" has the meaning set forth in paragraph 2(b) of Annex I.

               "Fiduciary Indemnified Person" shall mean the Institutional Trustee, the Delaware Trustee, any Affiliate of the Institutional Trustee or the Delaware Trustee, and any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Institutional Trustee and the Delaware Trustee.

               "Global Capital Securities" means any Initial Global Capital Securities and Exchange Global Capital Securities.

               "Holder" means a Person in whose name a Certificate representing a Trust Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

               "Indemnified Person" means a Company Indemnified Person or a Fiduciary Indemnified Person.

               "Indenture" means the Indenture, dated as of December 5, 1996, among the Debenture Issuer and the Debenture Trustee, and any indenture supplemental thereto pursuant to which the Debentures are to be issued, in each case, as modified or amended from time to time.

               "Indenture Event of Default" means an "Event of Default" as defined in the Indenture.

               "Initial Capital Securities" has the meaning set forth in Section 7.1(a).

               "Initial Capital Security Certificate" means a Certificate representing an Initial Capital Security substantially in the form of Exhibit A-1.

               "Initial Certificate" means a Common Security Certificate or an Initial Capital Security Certificate.

               "Initial Debentures" means the 7 5/8 % Junior Subordinated Deferrable Interest Debentures due 2037 to be issued by the Debenture Issuer under the Indenture on the Closing Date and to be held by the Institutional Trustee or, upon a dissolution of the Trust, the Depositary or the Holders, as the case may be, a specimen certificate of which is in the form of Exhibit D.

               "Initial Definitive Capital Securities" means any Restricted Definitive Capital Security and any other Initial Capital Securities in definitive form issued by the Trust.

               "Initial Global Capital Securities" means any Rule 144A Global Security and any other Initial Capital Securities in global form issued by the Trust.

               "Initial Securities" means the Common Securities and the Initial Capital Securities.

               "Institutional Trustee" means the Trustee meeting the eligibility requirements set forth in Section 5.3.

               "interest" means any interest due on the Debentures including any Compounded Interest, Special Interest and Additional Interest (as each such term is defined in the Indenture).

               "Investment Company" means an investment company as defined in the Investment Company Act.

               "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

               "Legal Action" has the meaning set forth in Section 3.8(e).

               "Liquidation" has the meaning set forth in paragraph 3 of Annex
I.

               "Liquidation Distribution" has the meaning set forth in paragraph 3 of Annex I.

               "Majority in liquidation amount of the Securities" means, except as provided in the terms of the Capital Securities or by the Trust Indenture Act, Holder(s) of outstanding Trust Securities voting together as a single class or, as the context may require, Holders of outstanding Capital Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount (including the amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Trust Securities of the relevant class.

               "Offering Memorandum" has the meaning set forth in Section 3.6.

               "Officers' Certificates" means, with respect to any Person, a certificate signed by two Authorized Officers of such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for it in this Declaration shall include:

               (a) a statement that each officer signing the certificate has read the covenant or condition and the definitions relating thereto;

               (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the certificate;

               (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

               "Paying Agent" has the meaning specified in Section 7.2.

               "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

               "Property Account" has the meaning set forth in Section 3.8(c).

               "Pro Rata" has the meaning set forth in paragraph 8 of Annex I.

               "Purchase Agreement" means the Purchase Agreement for the offering and sale of the Initial Capital Securities dated November 7, 1997 and attached hereto as Exhibit E.

               "QIBs" has the meaning set forth in Section 7.3.

               "Quorum" means a majority of the Administrators or, if there are only two Administrators, both of them.

               "Redemption/Distribution Notice" has the meaning set forth in paragraph 4(e) of Annex I.

               "Redemption Price" has the meaning set forth in paragraph 4(a) of Annex I.

               "Redemption Tax Opinion" has the meaning set forth in paragraph 4(c) of Annex I.

               "Registered Exchange Offer" has the meaning as set forth in the Registration Rights Agreement.

               "Registrar" has the meaning set forth in Section 7.2.

               "Registration Rights Agreement" means the Registration Rights Agreement relating to the Initial Capital Securities dated as of November 14, 1997 and attached hereto as Exhibit F.

               "Responsible Officer" means, with respect to the Institutional Trustee, any officer within the Corporate Trust Office of the Institutional Trustee, including any vice-president, any assistant vice-president, any assistant secretary, the treasurer, any assistant treasurer, any trust officer or other officer of the Corporate Trust Office of the Institutional Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

               "Restricted Capital Securities" means Rule 144A Global Capital Securities and Restricted Definitive Capital Securities.

               "Restricted Definitive Capital Securities" has the meaning set forth in Section 7.3(c).

               "Restricted Securities Legend" has the meaning set forth in
Section 9.2(g).

               "Rule 144A" means Rule 144A under the Securities Act.

               "Rule 144A Global Capital Security" has the meaning set forth in
Section 7.3(a).

               "Securities Act" means the Securities Act of 1933, as amended from time to time or any successor legislation.

               "Securities Guarantees" means the Common Securities Guarantee and the Capital Securities Guarantee.

               "Sponsor" means Transamerica Corporation, a Delaware corporation, or any successor entity in a merger, consolidation or amalgamation, in its capacity as sponsor of the Trust.

               "Successor Institutional Trustee" has the meaning set forth in
Section 5.7(a).

               "Super Majority" has the meaning set forth in Section 2.6(a)(ii).

               "Tax Event" has the meaning set forth in paragraph 4(c) of Annex
I.

               "10% in liquidation amount of the Trust Securities" means, except as provided in the terms of the Capital Securities or by the Trust Indenture Act, Holder(s) of outstanding Trust Securities voting together as a single class or, as the context may require, Holders of outstanding Capital Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of 10% or more of the aggregate liquidation amount (including the amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Trust Securities of the relevant class.

               "Transfer Agent" has the meaning set forth in Section 7.2.

               "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

               "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

               "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

               "Trust Property" means (a) the Debentures, (b) any cash on deposit in, or owing to, the Property Account and (c) all proceeds and rights in respect of the foregoing and any other property and assets for the time being held or deemed to be held by the Institutional Trustee pursuant to the trusts of this Declaration.

               "Trust Securities" means the Common Securities and the Capital Securities.

                                   ARTICLE II

                               TRUST INDENTURE ACT

               SECTION 2.1  Trust Indenture Act: Application.

               (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions.

               (b) The Institutional Trustee shall be the only Trustee which is a trustee for the purposes of the Trust Indenture Act.

               (c) If and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

               (d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Trust Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

               SECTION 2.2 Lists of Holders of Trust Securities.

               (a) Each of the Sponsor and the Administrators on behalf of the Trust shall provide the Institutional Trustee, (i) within 14 days after each record date for payment of

Distributions, a list, in such form as the Institutional Trustee may reasonably require, of the names and addresses of the Holders of the Trust Securities ("List of Holders") as of such record date, provided that neither the Sponsor nor the Administrators on behalf of the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Institutional Trustee by the Sponsor and the Administrators on behalf of the Trust, and (ii) at any other time, within 30 days of receipt by the Trust of a written request therefor, a List of Holders as of a date no more than 14 days before such List of Holders is given to the Institutional Trustee. The Institutional Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity) provided that the Institutional Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

               (b) The Institutional Trustee shall comply with its obligations under Sections 311(a), 311(b) and 312(b) of the Trust Indenture Act.

               SECTION 2.3 Reports by the Institutional Trustee. Within 60 days after May 15 of each year, the Institutional Trustee shall provide to the Holders of the Capital Securities such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by
Section 313 of the Trust Indenture Act. The Institutional Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

               SECTION 2.4 Periodic Reports to Institutional Trustee. Each of the Sponsor and the Administrators on behalf of the Trust shall provide to the Institutional Trustee such documents, reports and information as required by
Section 314 of the Trust Indenture Act (if any) and the compliance certificate required by Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act and an Officers' Certificate as to its compliance with all conditions and covenants under this Declaration, on an annual basis on or before 120 days after the end of each fiscal year of the Sponsor.

               SECTION 2.5 Evidence of Compliance with Conditions Precedent. Each of the Sponsor and the Administrators on behalf of the Trust shall provide to the Institutional Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) of the Trust Indenture Act may be given in the form of an Officers' Certificate.

               SECTION 2.6 Events of Default; Waiver. (a) The Holders of a Majority in liquidation amount of Capital Securities may, by vote or consent, on behalf of the Holders of all of the Capital Securities, waive any past Event of Default in respect of the Capital Securities and its consequences, provided that, if the underlying Indenture Event of Default:

                      (i) is not waivable under the Indenture, the Event of
               Default under this Declaration shall also not be waivable; or

                      (ii) requires the consent or vote of greater than a
               majority in principal amount of the holders of the Debentures (a "Super Majority") to be waived under the Indenture, such Event of Default under this Declaration may only be waived by the vote or consent of the Holders of at least the proportion in liquidation amount of the Capital Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding.

               The foregoing provisions of this Section 2.6(a) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Trust Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such Indenture Event of Default shall cease to exist, and any Event of Default with respect to the Capital Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Capital Securities or impair any right consequent thereon. Any waiver by the Holders of the Capital Securities of an Event of Default with respect to the Capital Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Declaration without any other act, vote, or consent of the Holders of the Common Securities.

               The Holders of a Majority in liquidation amount of the Capital Securities will have the right to direct the time, method and place of conducting any proceeding of any remedy available to the Institutional Trustee or to direct the exercise of any trust or power conferred upon the Institutional Trustee, including the right to direct the Institutional Trustee to exercise the remedies available to it as holder of the Debentures.

               (b) The Holders of a Majority in liquidation amount of the Common Securities may, by vote or consent, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, provided that if the underlying Indenture Event of Default:

                      (i) is not waivable under the Indenture, the Event of
               Default under this Declaration shall also not be waivable; or

                      (ii) requires the consent or vote of a Super Majority to
               be waived under the Indenture, such Event of Default under this Declaration may only be waived by the vote or consent of the Holders of at least the proportion in liquidation amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding; provided, further, that, notwithstanding (i) or (ii) above, each Holder of Common Securities will be deemed to have waived any such Indenture Event of Default and all Events of Default with respect to the Common Securities and their consequences until all Events of Default with respect to the Capital Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Institutional Trustee will be deemed to be acting solely on behalf of the Holders of the Capital Securities and only the Holders of the Capital Securities will have the right to direct the Institutional Trustee in accordance with the terms of the Trust Securities. The foregoing provisions of this Section 2.6(b) shall be in lieu of Sections 316(a)(1)(A) and

               316(a)(1)(B) of the Trust Indenture Act and Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Trust Securities, as permitted in the Trust Indenture Act. Subject to the foregoing provisions in this Section 2.6(b), upon such waiver, any such Indenture Event of Default shall cease to exist, and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

               (c) A waiver of an Indenture Event of Default by the Institutional Trustee at the direction of the Holders of the Capital Securities constitutes a waiver of the corresponding Event of Default under this Declaration. The foregoing provisions of this Section 2.6(c) shall be in lieu of
Section 316(a)(1)(B) of the Trust Indenture Act and Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Trust Securities, as permitted by the Trust Indenture Act.

               SECTION 2.7 Events of Default; Notice. (a) The Institutional Trustee shall, within 90 days after the occurrence of an Event of Default actually known to a Responsible Officer of the Institutional Trustee, transmit by mail, first class postage prepaid, to the Holders of the Trust Securities, notices of all such defaults with respect to the Trust Securities, unless such defaults have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 2.7(a) being hereby defined to be an Indenture Event of Default, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein); provided, however, that, except for a default in the payment of principal of or interest on any of the Debentures, the Institutional Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Institutional Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Capital Securities.

               (b) The Institutional Trustee shall not be deemed to have knowledge of any default except:

                      (i) a default under Sections 5.01(a) and 5.01(b) of the
               Indenture; or

                      (ii) any default as to which the Institutional Trustee
               shall have received written notice or of which a Responsible Officer of the Institutional Trustee charged with the administration of the Declaration shall have actual knowledge.

                                   ARTICLE III

                                  ORGANIZATION

               SECTION 3.1 Name. The Trust is named "Transamerica Capital III" as such name may be modified from time to time by the Administrators following written notice to the Holders of Trust Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Administrators.

               SECTION 3.2 Office. The address of the principal office of the Trust is c/o Transamerica Corporation, 600 Montgomery Street, San Francisco, CA 94111. On ten Business Days written notice to the Holders of Trust Securities, the Administrators may designate another principal office.

               SECTION 3.3 Purpose. The exclusive purposes and functions of the Trust are (a) to issue and sell Trust Securities representing undivided beneficial interests in the assets of the Trust, (b) investing the gross proceeds from such sale to acquire the Debentures and (c) except as otherwise limited herein, to engage in only those other activities necessary or incidental thereto, which may include engaging in the Registered Exchange Offer. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.

               SECTION 3.4 Authority. Except as specifically provided in this Declaration, the Institutional Trustee shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by a Trustee in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration. The Administrators shall have only those ministerial duties set forth herein with respect to accomplishing the purposes of the Trust and are not intended to be trustees or fiduciaries with respect to the Trust or the Holders. The Institutional Trustee shall have the right, but shall not be obligated, except as provided in Section 3.6, to perform those duties as assigned to the Administrators.

               SECTION 3.5 Title to Property of the Trust. Except as provided in
Section 3.8 with respect to the Debentures and the Property Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

               SECTION 3.6 Powers and Duties of the Trustees and the Administrators. (a) The Trustees and the Administrators shall conduct the affairs of the Trust in accordance with the terms of this Declaration. Subject to the limitations set forth in paragraph (b) of this Section, and in accordance with the following provisions (i) and (ii), the Trustees and the Administrators shall have the authority to enter into all transactions and agreements determined by the Trustees to be appropriate in exercising the authority, express or implied, otherwise granted to the Trustees or the Administrators, as the case may be, under this Declaration, and to perform all acts in furtherance thereof, including without limitation, the following:

               (i) Each Administrator shall have the power and authority to act on behalf of the Trust with respect to the following matters:

                      (A)  the issuance and sale of the Trust Securities;

                      (B) to cause the Trust to enter into, and to execute and
               deliver on behalf of the Trust, such agreements as may be necessary or desirable in connection with the purposes and function of the Trust, including agreements with the Depositary and the Paying Agent;

                      (C) ensuring compliance with the Securities Act,
               applicable state securities or blue sky laws, and assisting in the compliance with the Trust Indenture Act;

                      (D) to execute and file one or more registration
               statements relating to the Capital Securities contemplated by the Registration Rights Agreement and the preparation and filing of all periodic and other reports and other documents pursuant to the foregoing;

                      (E) the sending of notices (other than notices of
               default), and other information regarding the Trust Securities and the Debentures to the Holders in accordance with this Declaration;

                      (F) the consent to the appointment of a Paying Agent,
               Transfer Agent and Registrar in accordance with this Declaration which consent shall not be unreasonably withheld;

                      (G) execution of the Trust Securities in accordance with
               this Declaration;

                      (H) execution and delivery of closing certificates,
               pursuant to the Purchase Agreement and the application for a taxpayer identification number;

                      (I) except as otherwise required by the Business Trust Act or the Trust Indenture Act, to execute on behalf of the Trust (either acting alone or together with any or all of the Administrators) any documents that the Administrators have the power to execute pursuant to this Declaration;

                      (J) the taking of any action incidental to the foregoing
               as the Institutional Trustee may from time to time determine is necessary or advisable to give effect to the terms of this Declaration for the benefit of the Holders (without consideration of the effect of any such action on any particular Holder);

                      (K) execution and delivery of letters or documents to, or
               instruments with DTC relating to the Capital Securities;

                      (L) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of Section 316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Capital Securities and Holders of Common Securities as to such actions and applicable record dates; and

                      (M) to duly prepare and file all applicable tax returns
               and tax information reports that are required to be filed with respect to the Trust on behalf of the Trust.

               (ii) As among the Trustees and the Administrators, the Institutional Trustee shall have the power, duty and authority to act on behalf of the Trust with respect to the following matters:

                      (A)  the establishment of the Property Account;

                      (B)  the receipt of the Debentures;

                      (C) the collection of interest, principal and any other
               payments made in respect of the Debentures in the Property
               Account;

                      (D) the distribution through the Paying Agent of amounts
               owed to the Holders in respect of the Trust Securities;

                      (E) the exercise of all of the rights, powers and
               privileges of a holder of the Debentures;

                      (F) the sending of notices of default and other
               information regarding the Trust Securities and the Debentures to the Holders in accordance with this Declaration;

                      (G) the distribution of the Trust Property in accordance
               with the terms of this Declaration;

                      (H) to the extent provided in this Declaration, the
               winding up of the affairs of and liquidation of the Trust and the preparation, execution and filing of the certificate of cancellation with the Secretary of State of the State of Delaware;

                      (I) after any Event of Default (provided that such Event
               of Default is not by or with respect to the Institutional Trustee), the taking of any action incidental to the foregoing as the Institutional Trustee may from time to time determine is necessary or advisable to give effect to the terms of this Declaration and protect and conserve the Trust Property for the benefit of the Holders (without consideration of the effect of any such action on any particular Holder); and

                      (J) to take all action that may be necessary or
               appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Capital Securities or to enable the Trust to effect the purposes for which the Trust was created;

               (iii) The Institutional Trustee shall have the power and authority to act on behalf of the Trust with respect to any of the duties, liabilities, powers or the authority of the Administrators set forth in Section 3.6(a)(i)(E) and (G) herein but shall not have a duty to do any such act unless specifically requested to do so in writing by the Sponsor, and shall then be fully protected in acting pursuant to such written request; and in the event of a conflict between the action of the Administrators and the action of the Institutional Trustee, the action of the Institutional Trustee shall prevail.

               (b) So long as this Declaration remains in effect, the Trust (or the Trustees or Administrators acting on behalf of the Trust) shall not undertake any business, activities or transaction except as expressly provided herein or contemplated hereby. In particular, neither the Trustees nor the Administrators may cause the Trust to (i) acquire any investments or engage in any activities not authorized by this Declaration, (ii) sell, assign, transfer, exchange, mortgage, pledge, set-off or otherwise dispose of any of the Trust Property or interests therein, including to Holders, except as expressly provided herein, (iii) take any action that would reasonably be expected to cause the Trust to fail or cease to qualify as a "grantor trust" for United States Federal income tax purposes, (iv) incur any indebtedness for borrowed money or issue any other debt or (v) take or consent to any action that would result in the placement of a lien on any of the Trust Property. The Institutional Trustee shall at the sole cost and expense of the Trust defend all claims and demands of all Persons at any time claiming any lien on any of the Trust Property adverse to the interest of the Trust or the Holders in their capacity as Holders.

               (c) In connection with the issue and sale of the Capital Securities, the Sponsor shall have the right and responsibility to assist the Trust with respect to, or effect on behalf of the Trust, the following (and any actions taken by the Sponsor in furtherance of the following prior to the date of this Declaration are hereby ratified and confirmed in all respects):

               (i) the preparation by the Trust of an offering memorandum in relation to the Capital Securities, including any amendments or supplements thereto (the "Offering Memorandum"), and the taking of any action necessary to obtain an exemption from the Securities Act;

               (ii) the determination of the States in which to take appropriate action to qualify or register for sale all or part of the Capital Securities and the determination of any and all such acts, other than actions which must be taken by or on behalf of the Trust, and the advice to the Trustees of actions they must take on behalf of the Trust, and the preparation for execution and filing of any documents to be executed and filed by the Trust or on behalf of the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States in connection with the sale of the Capital Securities;

               (iii) the negotiation of the terms of, and the execution and delivery of, the Purchase Agreement providing for the sale of the Capital Securities; and

               (iv) the taking of any other actions necessary or desirable to carry out any of the foregoing activities.

               (d) Notwithstanding anything herein to the contrary, the Institutional Trustee and the Holders of a Majority in liquidation amount of the Common Securities are authorized and directed to conduct the affairs of the Trust and to operate the Trust so that the Trust will not be deemed to be an Investment Company required to be registered under the Investment Company Act or fail to be classified as a grantor trust for United States Federal income tax purposes and so that the Debentures will be treated as indebtedness of the Debenture Issuer for United States Federal income tax purposes. In this connection, the Institutional Trustee and the Holders of a Majority in liquidation amount of the Common Securities are authorized to take any action, not inconsistent with applicable law, the Certificate of Trust or this Declaration, as amended from time to time, that each of the Institutional Trustee and the Holders of a Majority in liquidation amount of the Common Securities determines in its discretion to be necessary or desirable for such purposes, even if such action adversely affects the interests of the Holders of the Capital Securities.

               (e) All expenses incurred by the Administrators or the Trustees pursuant to this Section 3.6 shall be reimbursed by the Sponsor, and the Trustees shall have no obligations with respect to such expenses.

               (f) The assets of the Trust shall consist of the Trust Property.

               (g) Legal title to all Trust Property shall be vested at all times in the Institutional Trustee (in its capacity as such) and shall be held and administered by the Institutional Trustee for the benefit of the Trust in accordance with this Declaration.

               SECTION 3.7 Prohibition of Actions by the Trust, the Trustees and the Administrators. (a) The Trust shall not, and the Institutional Trustee and the Administrators shall cause the Trust not to, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not and the Institutional Trustee and the Administrators shall cause the Trust not to:

               (i) invest any proceeds received by the Trust from holding the Debentures, but shall distribute all such proceeds to Holders of Trust Securities pursuant to the terms of this Declaration and of the Trust Securities;

               (ii) acquire any assets other than as expressly provided herein;

               (iii) possess Trust Property for other than a Trust purpose;

               (iv) make any loans or incur any indebtedness other than loans represented by the Debentures;

               (v) possess any power or otherwise act in such a way as to vary the Trust Property or the terms of the Trust Securities in any way whatsoever other than as expressly provided herein;

               (vi) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Trust Securities; or

               (vii) other than as provided in this Declaration (including Annex
        I), (A) direct the time, method and place of exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures, (B) waive any past default that is waivable under the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable, or (D) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required unless the Trust shall have received an opinion of counsel to the effect that such amendment, modification or termination will not cause more than an insubstantial risk that for United States federal income tax purposes the Trust will not be classified as a grantor trust.

               SECTION 3.8 Powers and Duties of the Institutional Trustee. (a) The legal title to the Debentures shall be owned by and held of record in the name of the Institutional Trustee in trust for the benefit of the Trust and the Holders of the Trust Securities. The right, title and interest of the Institutional Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Institutional Trustee in accordance with
Section 5.7. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

               (b) The Institutional Trustee shall not transfer its right, title and interest in the Debentures to the Administrators or to the Delaware Trustee (if the Institutional Trustee does not also act as Delaware Trustee).

               (c)  The Institutional Trustee shall:

               (i) establish and maintain a segregated non-interest bearing trust account (the "Property Account") in the name of and under the exclusive control of the Institutional Trustee, and maintained in the Institutional Trustee's trust department, on behalf of the Holders of the Trust Securities and, upon the receipt of payments of funds made in respect of the Debentures held by the Institutional Trustee, deposit such funds into the Property Account and make payments to the Holders of the Capital Securities and Holders of the Common Securities from the Property Account in accordance with Section 6.1. Funds in the Property Account shall be held uninvested until disbursed in accordance with this Declaration;

               (ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Capital Securities and the Common Securities to the extent the Debentures are redeemed or mature; and

               (iii) upon written notice of distribution issued by the Administrators in accordance with the terms of the Trust Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Debentures to Holders of Trust Securities upon the occurrence of certain circumstances pursuant to the terms of the Trust Securities.

               (d) The Institutional Trustee shall take all actions and perform such duties as may be specifically required of the Institutional Trustee pursuant to the terms of the Trust Securities.

               (e) The Institutional Trustee may bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action") which arises out of or in connection with an Event of Default of which a

Responsible Officer of the Institutional Trustee has actual knowledge or the Institutional Trustee's duties and obligations under this Declaration or the Trust Indenture Act; provided, however, that if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest on or principal of the Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), then a Holder of Capital Securities may, to the fullest extent permitted by law, directly institute a proceeding for enforcement of payment to such Holder of the principal of or interest on the Debentures having a principal amount equal to the aggregate liquidation amount of the Capital Securities of such Holder (a "Direct Action") on or after the respective due date specified in the Debentures. In connection with such Direct Action, the rights of the Holders of the Common Securities will be subrogated to the rights of such Holder of Capital Securities to the extent of any payment made by the Debenture Issuer to such Holder of Capital Securities in such Direct Action; provided, however, that no Holder of the Common Securities may exercise any such right of subrogation so long as an Event of Default with respect to the Capital Securities has occurred and is continuing.

               (f) The Institutional Trustee shall continue to serve as a Trustee until either:

               (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of Trust Securities pursuant to the terms of the Trust Securities; or

               (ii) a Successor Institutional Trustee has been appointed and has accepted that appointment in accordance with Section 5.7.

               (g) The Institutional Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if an Event of Default occurs and is continuing, the Institutional Trustee may, for the benefit of Holders of the Trust Securities, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to this Declaration (including Annex I) and the terms of the Trust Securities.

               The Institutional Trustee must exercise the powers set forth in this Section 3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Institutional Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

               SECTION 3.9 Certain Duties and Responsibilities of the Trustees and Administrators.

               (a) The Institutional Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and no implied covenants shall be read into this Declaration against the Institutional Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6), the Institutional Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

               (b) The duties and responsibilities of the Trustees and the Administrators shall be as provided by this Declaration and, in the case of the Institutional Trustee, subject to the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Declaration shall require the Trustees or Administrators to expend or risk their own funds or otherwise incur any financial liability in the performance of any of their duties hereunder, or in the exercise of any of their rights or powers, if they shall have reasonable grounds for believing that repayment of such funds or adequate indemnity satisfactory to it against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Declaration relating to the conduct or affecting the liability of or affording protection to the Trustees or Administrators shall be subject to the provisions of this Article. Nothing in this Declaration shall be construed to release an Administrator or Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct. To the extent that, at law or in equity, a Trustee or an Administrator has duties and liabilities relating thereto to the Trust or to the Holders, such Administrator or Trustee shall not be liable to the Trust or to any Holder for such Administrator's good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of the Administrators or the Trustees otherwise existing at law or in equity, are agreed by the Sponsor and the Holders to replace such other duties and liabilities of the Administrators or the Trustees.

               (c) All payments made by the Institutional Trustee or a Paying Agent in respect of the Trust Securities shall be made only from the revenue and proceeds from the Trust Property and only to the extent that there shall be sufficient revenue or proceeds from the Trust Property to enable the Institutional Trustee or a Paying Agent to make payments in accordance with the terms hereof. Each Holder, by its acceptance of a Trust Security, agrees that it will look solely to the revenue and proceeds from the Trust Property to the extent legally available for distribution to it as herein provided and that the Trustees and the Administrators are not personally liable to it for any amount distributable in respect of any Trust Security or for any other liability in respect of any Trust Security. This Section 3.9(c) does not limit the liability of the Trustees expressly set forth elsewhere in this Declaration or, in the case of the Institutional Trustee, in the Trust Indenture Act.

               (d) No provision of this Declaration shall be construed to relieve the Institutional Trustee from liability with respect to matters that are within the authority of the Institutional Trustee under this Declaration for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

               (i) the Institutional Trustee shall not be liable for any error or judgment made in good faith by a Responsible Officer of the Institutional Trustee, unless it shall be proved that the Institutional Trustee was negligent in ascertaining the pertinent facts;

               (ii) the Institutional Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Capital Securities or the Common Securities, as applicable, relating to the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under this Declaration;

               (iii) the Institutional Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Debentures and the Property Account shall be to deal with such property in a similar manner as the Institutional Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Institutional Trustee under this Declaration and the Trust Indenture Act;

               (iv) the Institutional Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree with the Sponsor; and money held by the Institutional Trustee need not be segregated from other funds held by it except in relation to the Property Account maintained by the Institutional Trustee pursuant to
        Section 3.8(c)(i) and except to the extent otherwise required by law;
        and

               (v) the Institutional Trustee shall not be responsible for monitoring the compliance by the Administrators or the Sponsor with their respective duties under this Declaration, nor shall the Institutional Trustee be liable for the default or misconduct of the Administrators or the Sponsor.

               SECTION 3.10 Certain Rights of Institutional Trustee. Subject to the provisions of Section 3.9:

               (a) the Institutional Trustee may conclusively rely and shall fully be protected in acting or refraining from acting in good faith upon any resolution, opinion of counsel, certificate, written representation of a Holder or transferee, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, or presented by the proper party or parties;

               (b) if (i) in performing its duties under this Declaration the Institutional Trustee is required to decide between alternative courses of action, or (ii) in construing any of the provisions of this Declaration, the Institutional Trustee finds the same ambiguous or inconsistent with any other provisions contained herein, or (iii) the Institutional Trustee is unsure of the application of any provision of this Declaration, then, except as to any matter as to which the Holders of Capital Securities are entitled to vote under the terms of this Declaration, the Institutional Trustee may deliver a notice to the Sponsor requesting the Sponsor's opinion as to the course of action to be taken and the Institutional Trustee shall take such action, or refrain from taking such action, as the Institutional Trustee in its sole discretion shall deem advisable and in the best interests of the Holders, in which event the Institutional Trustee shall have no liability except for its own bad faith, negligence or willful misconduct;

               (c) any direction or act of the Sponsor or the Administrators contemplated by this Declaration shall be sufficiently evidenced by an Officers' Certificate;

               (d) whenever in the administration of this Declaration, the Institutional Trustee shall deem it desirable that a matter be established before undertaking, suffering or omitting any action hereunder, the Institutional Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and rely upon an Officers'

Certificate as to factual matters (other than the interpretation of this Declaration) which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Administrators;

               (e) the Institutional Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or reregistration thereof;

               (f) the Institutional Trustee may consult with counsel (which counsel may be counsel to the Sponsor or any of its Affiliates) and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and in accordance with such advice; the Institutional Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

               (g) the Institutional Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any of the Holders pursuant to this Declaration, unless such Holders shall have offered to the Institutional Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction; provided, however, that nothing contained in this Section 3.10(g) shall be taken to relieve the Institutional Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration;

               (h) the Institutional Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, note or other evidence of indebtedness or other paper or document, unless requested in writing to do so by one or more Holders, but the Institutional Trustee may make such further inquiry or investigation into such facts or matters as it may see fit;

               (i) the Institutional Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its agents or attorneys and the Institutional Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent or attorney appointed with due care by it hereunder;

               (j) whenever in the administration of this Declaration the Institutional Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Institutional Trustee (i) may request instructions from the Holders of the Capital Securities, which instructions may only be given by the Holders of the same proportion in liquidation amount of the Capital Securities as would be entitled to direct the Institutional Trustee under the terms of the Capital Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be fully protected in acting in accordance with such instructions;

               (k) except as otherwise expressly provided in this Declaration, the Institutional Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration;

               (l) when the Institutional Trustee incurs expenses or renders services in connection with a Bankruptcy Event, such expenses (including the fees and expenses of its counsel) and the compensation for such services are intended to constitute expenses of administration under any bankruptcy law or law relating to creditors rights generally;

               (m) the Institutional Trustee shall not be charged with knowledge of an Event of Default unless a Responsible Officer of the Institutional Trustee obtains actual knowledge of such event or the Institutional Trustee receives written notice of such event from Holders of a Majority in liquidation amount of the Capital Securities;

               (n) any action taken by the Institutional Trustee or its agents hereunder shall bind the Trust and the Holders of the Trust Securities, and the signature of the Institutional Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Institutional Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Institutional Trustee's or its agent's taking such action; and

               (o) no provision of this Declaration shall be deemed to impose any duty or obligation on the Institutional Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it in any jurisdiction in which it shall be illegal, or in which the Institutional Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Institutional Trustee shall be construed to be a duty.

               SECTION 3.11 Delaware Trustee. Notwithstanding any other provision of this Declaration other than Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of any of the Trustees or the Administrators described in this Declaration. Except as set forth in Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Business Trust Act.

               SECTION 3.12 Execution of Documents. Subject to the provisions of
Section 3.11, unless otherwise determined in writing by the Institutional Trustee, and except as otherwise required by the Business Trust Act, the Institutional Trustee, or any one or more of the Administrators, as the case may be, is authorized to execute on behalf of the Trust any documents, agreements, instruments or certificates that the Trustees or the Administrators, as the case may be, have the power and authority to execute pursuant to Section 3.6.

               SECTION 3.13 Not Responsible for Recitals or Issuance of Trust Securities. The recitals contained in this Declaration and the Trust Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration, the Debentures or the Trust Securities.

               SECTION 3.14 Duration of Trust. The Trust, unless terminated pursuant to the provisions of Article VIII hereof, shall have existence for fifty-five (55) years from the Closing Date.

               SECTION 3.15 Mergers. (a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other body, except as described in this Section 3.15(b) and (c) and Section 3 and 4 of Annex I.

               (b) The Trust may, with the consent of the Institutional Trustee and without the consent of the Delaware Trustee or the Holders of the Capital Securities, consolidate, amalgamate, merge with or into, or be replaced by, a trust organized as such under the laws of any State; provided that:

               (i) if the Trust is not the survivor, such successor entity (the "Successor Entity") either:

                      (A) expressly assumes all of the obligations of the Trust
               under the Trust Securities; or

                      (B) substitutes for the Trust Securities other securities
               having substantially the same terms as the Trust Securities (the "Successor Securities") so that the Successor Securities rank the same as the Trust Securities rank with respect to Distributions and payments upon liquidation, redemption and otherwise;

               (ii) the Institutional Trustee expressly appoints a trustee of the Successor Entity, possessing the same powers and duties as the Institutional Trustee, as the Holder of the Debentures;

               (iii) such merger, consolidation, amalgamation or replacement does not cause the Capital Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization;

               (iv) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Trust Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of such Holders' interests in the Successor Entity as a result of such merger, consolidation, amalgamation or replacement);

               (v) such Successor Entity has a purpose substantially identical to that of the Trust;

               (vi) prior to such merger, consolidation, amalgamation or replacement, the Institutional Trustee has received an opinion of a nationally recognized independent counsel to the Trust experienced in such matters to the effect that:

                      (A) such merger, consolidation, amalgamation or
               replacement does not adversely affect the rights, preferences and privileges of the Holders of the Trust Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the Successor Entity);

                      (B) following such merger, consolidation, amalgamation or
               replacement, neither the Trust nor the Successor Entity will be required to register as an Investment Company;

                      (C) following such merger, consolidation, amalgamation or
               replacement, neither the Trust nor the Successor Entity will be classified as other than a grantor trust for United States federal income tax purposes; and

               (vii) the Sponsor guarantees the obligations of the Successor Entity under such Successor Securities at least to the extent provided by the Securities Guarantees;

               (viii) prior to such merger, consolidation, amalgamation or replacement, the Institutional Trustee shall have received an Officers' Certificate of the Administrators and an opinion of counsel, each to the effect that all conditions precedent of this paragraph (b) to such transaction have been satisfied.

               (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in liquidation amount of the Trust Securities, consolidate, amalgamate, merge with or into, or be replaced by, any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it, if such consolidation, amalgamation, merger or replacement would cause the Trust or Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes.

               SECTION 3.16 Issuance of the Capital Securities. On November 7, 1997, the Sponsor, both on its own behalf and on behalf of the Trust pursuant to the Original Declaration, executed and delivered the Purchase Agreement. Contemporaneously with the execution and delivery of this Declaration, an Administrator, on behalf of the Trust, shall execute in accordance with Sections 3.6, 7.1 and 7.3, and the Institutional Trustee shall deliver to the Initial Purchasers, an Initial Capital Security Certificate, registered in the names requested by the Initial Purchasers, evidencing an aggregate of 190,000 Capital Securities having an aggregate stated liquidation amount of $190,000,000, against receipt of the aggregate purchase price of such Capital Securities of $188,611,100 by the Institutional Trustee.

               SECTION 3.17 Issuance of the Common Securities; Subscription and Purchase of Debentures. Contemporaneously with the execution and delivery of this Declaration, an Administrator, on behalf of the Trust, shall execute in accordance with Sections 3.6 and 7.3, and the Institutional Trustee shall deliver to the Sponsor, a Common Security Certificate, registered in the name of the Sponsor, evidencing an aggregate of 5,877 Common Securities having an aggregate stated liquidation amount of $5,877,000 against receipt of the aggregate purchase price of such Common Securities of $5,834,039 to the Institutional Trustee. Contemporaneously therewith, an Administrator, on behalf of the Trust, shall subscribe for and purchase from the Debenture Issuer the Initial Debentures, registered in the name of the Institutional Trustee on behalf of the Trust and having an aggregate principal amount equal to $195,877,000 and, in satisfaction of the purchase price for such Debentures, the Institutional Trustee, on behalf of the Trust, shall deliver to the Debenture Issuer the sum of $194,445,139 (being the sum of the amounts delivered to the Institutional Trustee pursuant to (i) the second sentence of Section 3.16 and (ii) the first sentence of this
Section 3.17).

                                   ARTICLE IV

                                     SPONSOR

               SECTION 4.1 Sponsor's Purchase of Common Securities. On the Closing Date, the Sponsor will purchase all of the Common Securities issued by the Trust, in an amount equal to at least 3% of the capital of the Trust, at the same time as the Capital Securities are issued and sold.

               SECTION 4.2 Responsibilities of the Sponsor. In connection with the issue and sale of the Capital Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

               (a) to prepare and distribute the Offering Memorandum in relation to the Capital Securities, including any supplements and amendments thereto and to prepare for filing by the Trust and the Debenture Issuer with the Commission any registration statement, including any amendments thereto, as contemplated by the Registration Rights Agreement;

               (b) to determine the States in which to take appropriate action to qualify or register for sale all or part of the Capital Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States; and

               (c) to negotiate the terms of and execute on behalf of the Trust, the Purchase Agreement, the Registration Rights Agreement and other related agreements providing for the sale of the Capital Securities.

                                    ARTICLE V

                                    TRUSTEES

               SECTION 5.1 Number of Trustees. The number of Trustees initially shall be two (2), and:

               (a) at any time before the issuance of any Trust Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

               (b) after the issuance of any Trust Securities, the number of Trustees may be increased or decreased by vote of the Holders of a Majority in liquidation amount of the Capital Securities voting as a class at a meeting of the Holders of the Capital Securities; provided, however, that there shall be a Delaware Trustee if required by Section 5.2; and there shall always be one Trustee who shall be the Institutional Trustee, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements, in which case
Section 3.11 shall have no application to such entity in its capacity as Institutional Trustee.

               SECTION 5.2 Delaware Trustee. If required by the Business Trust Act, one Trustee (the "Delaware Trustee") shall be:

               (a) a natural person who is a resident of the State of Delaware;
or

               (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law, including Section 3807 of the Business Trust Act.

               SECTION 5.3 Institutional Trustee; Eligibility. (a) There shall at all times be one Trustee which shall act as Institutional Trustee which shall:

               (i)    not be an Affiliate of the Sponsor;

               (ii) not offer or provide credit or credit enhancement to the Trust; and

               (iii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation permitted by the Commission to act as an indenture trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then, for the purposes of this Section 5.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

               (b) If at any time the Institutional Trustee shall cease to be eligible to so act under Section 5.3(a), the Institutional Trustee shall immediately resign in the manner and with the effect set forth in Section 5.7(a).

               (c) If the Institutional Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Institutional Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Declaration.

               (d) The Indenture, the Debentures, the Trust Securities and the Securities Guarantees shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the proviso contained in Section 310(b)(1) of the Trust Indenture Act.

               (e) The initial Institutional Trustee shall be The First National Bank of Chicago.

               SECTION 5.4 Certain Qualifications of the Delaware Trustee Generally. The Delaware Trustee shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

               SECTION 5.5 Administrators. The initial Administrators shall be David C. Thomas, Mark A. McEachen and Joseph Martinetto.

               Except where a requirement for action by a specific number of Administrators is expressly set forth in this Declaration and except with respect to any action the taking of which is the subject of a meeting of the Administrators any action required or permitted to be taken by the Administrators may be taken by, and any power of the Administrators may be exercised by, or with the consent of, any one Administrator.

               SECTION 5.6 Delaware Trustee. The initial Delaware Trustee shall be First Chicago Delaware Inc., 300 King Street, Wilmington, Delaware 19801.

               SECTION 5.7 Appointment, Removal and Resignation of Trustees and Administrators. (a) No resignation or removal of any Trustee (the "Relevant Trustee") and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of this Section 5.7.

               Subject to the immediately preceding paragraph, a Relevant Trustee may resign at any time by giving written notice thereof to the Holders of the Trust Securities and by appointing a successor Relevant Trustee. Upon the resignation of the Institutional Trustee, the Institutional Trustee shall appoint a successor by requesting from at least three Persons meeting the eligibility requirements, its expenses and charges to serve as the successor Institutional Trustee on a form provided by the Administrators, and selecting the Person who agrees to the lowest expense and charges (the "Successor Institutional Trustee"). If the instrument of acceptance by the successor Relevant Trustee required by Section 5.7 shall not have been delivered to the Relevant Trustee within 60 days after the giving of such notice of resignation or delivery of the instrument of removal, the Relevant Trustee may petition, at the expense of the Trust, any court of competent jurisdiction for the appointment of a successor Relevant Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Relevant Trustee. The Institutional Trustee shall have no liability for the selection of such successor pursuant to this Section 5.7.

               The Institutional Trustee or the Delaware Trustee, or both of them, may be removed by the act of the Holders of a Majority in liquidation amount of the Capital Securities, delivered to the Relevant Trustee (in its individual capacity and on behalf of the Trust) if an Event of Default shall have occurred and be continuing at any time. If any Trustee shall be so removed, the Holders of Capital Securities, by act of the Holders of a Majority in liquidation amount of the Capital Securities then outstanding delivered to the Relevant Trustee, shall promptly appoint a successor Relevant Trustee or Trustees, and each such successor Relevant Trustee shall comply with the applicable requirements of this Section 5.7. If no successor

Relevant Trustee shall have been so appointed by the Holders of a Majority in liquidation amount of the Capital Securities and accepted appointment in the manner required by this Section 5.7, within 60 days after delivery of an instrument of removal, any Holder who has been a Holder of the Capital Securities for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Relevant Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a successor Relevant Trust or Trustees.

               The Institutional Trustee shall give notice of each resignation and each removal of a Trustee and each appointment of a successor Relevant Trustee to all Holders in the manner provided in Section 5.7(b) and shall give notice to the Sponsor. Each notice shall include the name of the successor Relevant Trustee and the address of its Corporate Trust Office if it is the Institutional Trustee.

               Notwithstanding the foregoing or any other provision of this Declaration, in the event a Delaware Trustee who is a natural person dies or becomes incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by the Institutional Trustee following the procedures in this Section 5.7 (with the successor being a Person who satisfies the eligibility requirement for a Delaware Trustee set forth in this Declaration) (the "Successor Delaware Trustee").

               (b) In case of the appointment hereunder of a successor Relevant Trustee, the retiring Relevant Trustee and each successor Relevant Trustee with respect to the Trust Securities shall execute and deliver an amendment hereto wherein each successor Relevant Trustee shall accept such appointment and which
(a) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Relevant Trustee all the rights, powers, trusts and duties of the retiring Relevant Trustee with respect to the Trust Securities and the Trust and (b) shall add to or change any of the provisions of this Declaration as shall be necessary to provide for or facilitate the administration of the Trust by more than one Relevant Trustee, it being understood that nothing herein or in such amendment shall constitute such Relevant Trustees co-trustees and upon the execution and delivery of such amendment the resignation or removal of the retiring Relevant Trustee shall become effective to the extent provided therein and each such successor Relevant Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Relevant Trustee; but, on request of the Trust of any successor Relevant Trustee such retiring Relevant Trustee shall duly assign, transfer and deliver to such successor Relevant Trustee all Trust Property, all proceeds thereof and money held by such retiring Relevant Trustee hereunder with respect to the Trust Securities and the Trust.

               (c) No Institutional Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Institutional Trustee or Successor Delaware Trustee, as the case may be.

               (d) The Holders of the Capital Securities will have no right to vote to appoint, remove or replace the Administrators, which voting rights are vested exclusively in the Holders of the Common Securities.

               SECTION 5.8 Vacancies Among Trustees. If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to
Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Trustees or, if there are more than two, a majority of the Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with an a Trustee appointed in accordance with Section 5.7.

               SECTION 5.9 Effect of Vacancies. The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to dissolve, terminate or annul the Trust. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled by the appointment of a Trustee in accordance with Section 5.7, the Institutional Trustee shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration.

               SECTION 5.10 Meetings of the Trustees and the Administrators. Meetings of the Trustees or the Administrators shall be held from time to time upon the request of any Trustee or Administrator, as applicable. Regular meetings of the Trustees and the Administrators, respectively, may be held at a time and place fixed by resolution of the Trustees or the Administrators, as applicable. Notice of any in-person meetings of the Trustees or the Administrators shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Trustees or the Administrators or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Trustee or an Administrator, as the case may be, at a meeting shall constitute a waiver of notice of such meeting except where a Trustee or an Administrator, as the case may be, attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Trustees or the Administrators, as the case may be, may be taken at a meeting by vote of a majority of the Trustees or the Administrators present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Trustees or the Administrators. Meetings of the Trustees and the Administrators together shall be held from the time to time upon the call of any Trustee or Administrator.

               SECTION 5.11 Delegation of Power. (a) Any Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 3.6; and

               (b) the Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

               SECTION 5.12 Conversion, Consolidation or Succession to Business. Any Person into which the Institutional Trustee or the Delaware Trustee, as the case may be, may be merged or converted or with which either may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Institutional Trustee or the Delaware Trustee, as the case may be, shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the Institutional Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Institutional Trustee or the Delaware Trustee, as the case may be, hereunder, provided such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                                   ARTICLE VI

                                  DISTRIBUTIONS

               SECTION 6.1 Distributions. Holders shall receive Distributions in accordance with the applicable terms of the relevant Holder's Trust Securities. Distributions shall be made on the Capital Securities and the Common Securities in accordance with the preferences set forth in their respective terms. If and to the extent that the Debenture Issuer makes a payment of interest (including any Compounded Interest, Special Interest and Additional Interest) (as each sum term is defined in the Indenture) on and/or principal of the Debentures held by the Institutional Trustee (the amount of any such payment being a "Payment Amount"), the Institutional Trustee shall and is directed, to the extent funds are available for that purpose, to make a distribution (a "Distribution") of the Payment Amount to Holders.

                                   ARTICLE VII

                             ISSUANCE OF SECURITIES

               SECTION 7.1 General Provisions Regarding Trust Securities. (a) The Administrators shall on behalf of the Trust issue one class of capital securities substantially in the form of Exhibit A-1 representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I ("Initial Capital Securities") and to be exchanged pursuant to the Registration Rights Agreement for capital securities substantially in the form of Exhibit A-2 having the terms set forth in Annex I (the "Exchange Capital Securities") and one class of common securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the "Common Securities"). The Trust shall issue no securities or other interests in the assets of the Trust other than the Capital Securities and the Common Securities. The Capital Securities rank pari passu, and payment thereon shall be made Pro Rata, with the Common Securities except that, where an Event of Default has occurred and is continuing, the rights of Holders of the Common Securities to payment in respect of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of the Holders of the Capital Securities.

               (b) The Certificates shall be signed on behalf of the Trust by one or more Administrators. Such signature shall be the facsimile or manual signature of any present or any future Administrator. In case any Administrator of the Trust who shall have signed any of the

Trust Securities shall cease to be such Administrator before the Certificates so signed shall be delivered by the Trust, such Certificates nevertheless may be delivered as though the person who signed such Certificates had not ceased to be such Administrator; and any Certificate may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Trust Security, shall be an Administrator of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such an Administrator. A Capital Security shall not be valid until authenticated by the manual signature of an authorized officer of the Institutional Trustee. Such signature shall be conclusive evidence that the Capital Security has been authenticated under this Declaration. Upon written order of the Trust signed by one Administrator, the Institutional Trustee shall authenticate the Capital Securities for original issue. The Institutional Trustee may appoint an authenticating agent acceptable to the Trust to authenticate the Capital Securities. A Common Security need not be so authenticated.

               (c) The consideration received by the Trust for the issuance of the Trust Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

               (d) Upon issuance of the Trust Securities as provided in this Declaration, the Trust Securities so issued shall be deemed to be validly issued, fully paid and non-assessable.

               (e) Every Person, by virtue of having become a Holder or a Capital Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration and the Capital Securities Guarantee.

               SECTION 7.2 Paying Agent, Transfer Agent and Registrar. The Trust shall maintain in the Borough of Manhattan, City of New York, State of New York, an office or agency where the Capital Securities may be presented for payment ("Paying Agent"), and an office or agency where Trust Securities may be presented for registration of transfer or exchange (the "Transfer Agent"). The Trust shall keep or cause to be kept at such office or agency a register for the purpose of registering Trust Securities and transfers and exchanges of Trust Securities, such register to be held by a registrar (the "Registrar"). The Administrators may appoint the Paying Agent, the Registrar, the Transfer Agent and may appoint one or more additional Paying Agents or one or more co-Registrars, or one or more co-Transfer Agents in such other locations as it shall determine. The term "Paying Agent" includes any additional paying agent, the term "Registrar" includes any additional registrar or co-Registrar and the term "Transfer Agent" includes any additional transfer agent. The Administrators may change any Paying Agent without prior notice to any Holder. The Administrators shall notify the Institutional Trustee of the name and address of any Paying Agent, Transfer Agent and Registrar not a party to this Declaration. The Administrators hereby appoint the Institutional Trustee to act as Paying Agent, Transfer Agent and Registrar for the Capital Securities and the Common Securities. The Institutional Trustee or any of its Affiliates may act as Paying Agent, Transfer Agent or Registrar.

               SECTION 7.3 Form and Dating. The Initial Capital Securities and the Institutional Trustee's certificate of authentication thereon shall be substantially in the form of Exhibit A-1, the Exchange Capital Securities and the Institutional Trustee's certificate of authentication thereon shall be substantially in the form of Exhibit A-2 and the Common Securities shall be substantially in the form of Exhibit A-3, each of which is hereby incorporated in and expressly made a part of this Declaration. Certificates may be typed, printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrators, as conclusively evidenced by their execution thereof. The Trust Securities may have letters, numbers, notations or other marks of identification or designation and such legends or endorsements required by law, stock exchange rule, agreements to which the Trust is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Sponsor). The Trust at the direction of the Sponsor shall furnish any such legend not contained in Exhibits A-1, A-2 or A-3 to the Institutional Trustee in writing. Each Capital Security shall be dated the date of its authentication. The terms and provisions of the Trust Securities set forth in Annex I and the forms of Trust Securities set forth in Exhibits A-1, A-2 and A-3 are part of the terms of this Declaration and, to the extent applicable, the Institutional Trustee, the Delaware Trustee, the Administrators and the Sponsor, by their execution and delivery of this Declaration, expressly agree to such terms and provisions and to be bound thereby. Capital Securities will be issued only in blocks having an aggregate liquidation amount of not less than $100,000.

               (a) Global Capital Securities. The Initial Capital Securities are being offered and sold by the Trust pursuant to the Purchase Agreement. Initial Capital Securities offered and sold to Qualified Institutional Buyers ("QIBs"), in reliance on Rule 144A as provided in the Purchase Agreement, shall be issued in the form of one or more permanent global Trust Securities in definitive, fully registered form without distribution coupons with the appropriate global legends and Restricted Securities Legend set forth in Section 9.2(g) hereto (each, a "Rule 144A Global Capital Security"), which shall be deposited on behalf of the purchasers of the Initial Capital Securities represented thereby with the Institutional Trustee, at its New York office, as custodian for the Depositary, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Trust and authenticated by the Institutional Trustee as hereinafter provided. The number of Initial Capital Securities represented by the Rule 144A Global Capital Security may from time to time be increased or decreased by adjustments made on the records of the Institutional Trustee and the Depositary or its nominee as hereinafter provided.

               In the event the Initial Global Capital Security is tendered in a Registered Exchange Offer, it shall be exchanged for interests in a single Exchange Global Capital Security in definitive, fully registered form without distribution coupons. Upon issuance, such Exchange Global Capital Security shall be deposited on behalf of the holders of the Exchange Capital Securities represented thereby with the Depositary, pursuant to the Depositary's instructions or with the Institutional Trustee, at its New York office, as custodian for the Depositary, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Trust and authenticated by the Institutional Trustee as hereinafter provided.

               (b) Book-Entry Provisions. This Section 7.3(b) shall apply only to the Global Capital Securities. The Trust shall execute and the Institutional Trustee shall, in accordance with this Section 7.3, authenticate and deliver one or more Global Capital Securities that (a) shall be registered in the name of Cede & Co. or other nominee of such Depositary and (b) shall be delivered by the Institutional Trustee to such Depositary or pursuant to such Depositary's instructions or held by the Institutional Trustee as custodian for the Depositary. Clearing Agency

Participants shall have no rights under this Declaration with respect to any Global Capital Security held on their behalf by the Depositary or by the Institutional Trustee as the custodian of the Depositary or under such Global Capital Security, and the Depositary may be treated by the Trust, the Institutional Trustee and any agent of the Trust or the Institutional Trustee as the absolute owner of such Global Capital Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Trust, the Institutional Trustee or any agent of the Trust or the Institutional Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and the Clearing Agency Participants, the operation of customary practices of such Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Capital Security.

               (c) Definitive Capital Securities. Except as provided in Section 7.5, Section 9.2(e) and Section 9.2(f), owners of beneficial interests in Global Capital Securities will not be entitled to receive physical delivery of Definitive Capital Securities. Purchasers of the Initial Capital Securities who are institutional "accredited investors" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) ("IAIs"), but are not QIBs, will receive Initial Capital Securities in the form of individual certificates in definitive, fully registered form without distribution coupons and with the Restricted Securities Legend set forth in Section 9.2(g) ("Restricted Definitive Capital Securities"); provided, however, that upon registration of transfer of such Restricted Definitive Capital Securities to a QIB, such Restricted Definitive Capital Securities will, unless the Rule 144A Global Capital Security has previously been exchanged, be exchanged for an interest in a Rule 144A Global Capital Security pursuant to the provisions set forth in Section 9.2. Restricted Definitive Capital Securities will bear the Restricted Securities Legend set forth in Section 9.2(g) unless removed in accordance with this Section 7.3 or
Section 9.2.

               In the event Initial Definitive Capital Securities are tendered in a Registered Exchange Offer, they will be exchanged for Exchange Definitive Capital Securities in definitive, fully registered form without coupons and without the Restricted Securities Legend or, at the option of the Holder, as an interest in the Exchange Global Capital Security issued pursuant to Section 7.1(a).

               SECTION 7.4 Mutilated, Destroyed, Lost or Stolen Certificates.
If: (a) any mutilated Certificates should be surrendered to the Registrar, or if the Registrar shall receive evidence to their satisfaction of the destruction, loss or theft of any Certificate; and (b) there shall be delivered to the Registrar and the Administrators such security or indemnity as may be required by them to keep each of them harmless; then, in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, an Administrator on behalf of the Trust shall execute (and, in the case of a Capital Security Certificate, the Institutional Trustee shall authenticate) and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this Section 7.4, the Registrar or the Administrators may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Trust Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

               SECTION 7.5  Temporary Trust Securities.

               Until definitive Trust Securities are ready for delivery, the Administrators may prepare and, in the case of the Capital Securities, the Institutional Trustee shall authenticate temporary Trust Securities. Temporary Trust Securities shall be substantially in form of definitive Trust Securities but may have variations that the Administrators consider appropriate for temporary Trust Securities. Without unreasonable delay, the Administrators shall prepare and, in the case of the Capital Securities, the Institutional Trustee shall authenticate definitive Trust Securities in exchange for temporary Trust Securities.

               SECTION 7.6  Cancellation.

               The Administrators at any time may deliver Trust Securities to the Institutional Trustee for cancellation. The Registrar shall forward to the Institutional Trustee any Trust Securities surrendered to them for registration of transfer, redemption or payment. The Institutional Trustee shall promptly cancel all Trust Securities surrendered for registration of transfer, payment, replacement or cancellation and shall dispose such canceled Trust Securities as the Administrators direct. The Administrators may not issue new Trust Securities to replace Trust Securities that have been paid or that have been delivered to the Institutional Trustee for cancellation.

                                  ARTICLE VIII

                      DISSOLUTION AND TERMINATION OF TRUST

               SECTION 8.1 Dissolution and Termination of Trust. (a) The Trust shall dissolve:

               (i) unless earlier dissolved, on November 15, 2052, the expiration of the term of the Trust;

               (ii) upon a Bankruptcy Event with respect to the Sponsor; or the Debenture Issuer

               (iii) (other than in connection with a merger, consolidation or similar transaction not prohibited by the Indenture, this Declaration or the Securities Guarantees, as the case may be) upon the filing of a certificate of dissolution or its equivalent with respect to the Sponsor or the Trust, or the revocation of the charter of the Sponsor and the expiration of 90 days after the date of revocation without a reinstatement thereof;

               (iv) upon the distribution of the Debentures to the Holders of the Trust Securities, upon exercise of the right of the Holder of all of the outstanding Common Securities to dissolve the Trust as provided in Annex I hereto;

               (v) upon the entry of a decree of judicial dissolution of the Sponsor, the Trust or the Debenture Issuer;

               (vi) when all of the Trust Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Trust Securities; or

               (vii) before the issuance of any Trust Securities, with the consent of all of the Trustees and the Sponsor.

               (b) As soon as is practicable after the occurrence of an event referred to in Section 8.1(a), and after satisfaction of liabilities to creditors of the Trust, and subject to the terms set forth in Annex I, the Trustees shall terminate the Trust by filing a certificate of cancellation with the Secretary of State of the State of Delaware.

               (c) The provisions of Section 3.9 and Article X shall survive the termination of the Trust.

                                   ARTICLE IX

                              TRANSFER OF INTERESTS

               SECTION 9.1 General. (a) Where Capital Securities are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal number of Capital Securities represented by different certificates, the Registrar shall register the transfer or make the exchange if its requirements for such transactions are met. To permit registrations of transfer and exchanges, the Trust shall issue and the Institutional Trustee shall authenticate Capital Securities at the Registrar's request.

               (b) Upon issuance of the Common Securities, the Sponsor shall acquire and retain beneficial and record ownership of the Common Securities and, for so long as the Trust Securities remain outstanding, the Sponsor shall maintain 100% ownership of the Common Securities, provided, however, that any permitted successor of the Sponsor under the Indenture may succeed to the Sponsor's ownership of the Common Securities.

               (c) Capital Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Trust Securities, provided, however, that Capital Securities may be transferred only in blocks having a stated liquidation amount of not less than $100,000 (i.e., 100 Capital Securities). Any transfer or purported transfer of any Trust Security not made in accordance with this Declaration shall be null and void and will be deemed to be of no legal effect whatsoever and any such transferee shall be deemed not to be the holder of such Capital Securities for any purpose, including but not limited to the receipt of Distributions on such Capital Securities, and such transferee shall be deemed to have no interest whatsoever in such Capital Securities.

               (d) The Registrar shall provide for the registration of Trust Securities and of transfers of Trust Securities, which will be effected without charge but only upon payment (with such indemnity as the Trust or Sponsor may require) in respect of any tax or other governmental charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Trust Securities, the Registrar shall cause one or more new Trust Securities to be issued in the name of the designated transferee or transferees. Every Trust Security surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Trust Security surrendered for registration of transfer shall be canceled by the Institutional Trustee pursuant to Section 7.6. A transferee of a Trust Security shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Trust Security. By acceptance of a Trust Security or any interest therein, each transferee shall be deemed to have agreed to be bound by this Declaration.

               (e) The Trust shall not be required (i) to issue, register the transfer of or exchange any Capital Securities during a period beginning at the opening of business 15 days before the day of any selection of Capital Securities for redemption and ending at the close of business on the earliest date on which the relevant notice of redemption is deemed to have been given to all Holders of Capital Securities to be redeemed, or (ii) to register the transfer or exchange of any Capital Security so selected for redemption in whole or in part, except the unredeemed portion of any Capital Security being redeemed in part.

               SECTION 9.2 Transfer Procedures and Restrictions.

               (a) General. (i) If Initial Capital Securities are issued upon the transfer, exchange or replacement of Initial Capital Securities bearing the Restricted Securities Legend set forth in Section 9.2(g), or if a request is made to remove such Restricted Securities Legend on Initial Capital Securities, the Initial Capital Securities so issued shall bear the Restricted Securities Legend, or the Restricted Securities Legend shall not be removed, as the case may be, unless there is delivered to the Trust such satisfactory evidence, which may include an opinion of counsel licensed to practice law in the State of New York, as may be reasonably required by the Trust, that neither the Restricted Securities Legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A or Rule 144 under the Securities Act or, with respect to Restricted Capital Securities, that such securities are not "restricted" within the meaning of Rule 144 under the Securities Act. Upon provision of such satisfactory evidence, the Institutional Trustee, at the written direction of the Trust, shall authenticate and deliver Capital Securities that do not bear the Restricted Securities Legend.

                      (ii) If a transfer of Initial Capital Securities is made
               pursuant to an effective Shelf Registration Statement (as such term is defined in the Registration Rights Agreement), the Restricted Securities Legend shall be removed from such Initial Capital Securities so transferred at the request of the Holder.

                      (iii) Any Initial Capital Securities which are presented
               to the Registrar for exchange pursuant to a Registered Exchange Offer or pursuant to Section 2(d)(iii) of the Registration Rights Agreement shall be exchanged for Exchange Capital Securities of equal liquidation amount upon surrender to the Registrar of the Initial Capital Securities to be exchanged in accordance with the terms of the Registered Exchange Offer; provided that the Initial Capital Securities so surrendered for exchange are duly endorsed and accompanied by a letter of transmittal or written instrument of transfer in form satisfactory to the Institutional Trustee and the Registrar and duly executed by the Holder thereof or such Holder's attorney who shall be duly authorized in writing to execute such document on the behalf of such Holder.

               (b) Transfer and Exchange of Definitive Capital Securities. When Definitive Capital Securities are presented to the Registrar (x) to register the transfer of such Definitive Capital Securities, or (y) to exchange such Definitive Capital Securities for an equal number of such Definitive Capital Securities of another number, the Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Definitive Capital Securities surrendered for transfer or exchange:

                      (i) shall be duly endorsed or accompanied by a written
               instrument of transfer in form reasonably satisfactory to the Trust and the Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

                      (ii) shall be, in the case of Initial Definitive Capital
               Securities that are Restricted Definitive Capital Securities being transferred or exchanged pursuant to an effective registration statement under the Securities Act or pursuant to clause (A), (B), (C) or (D) below, accompanied by the following additional information and documents, as applicable:

                             (A) if such Restricted Definitive Capital
                      Securities are being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect;

                             (B) if such Restricted Definitive Capital
                      Securities are being transferred pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act: (i) a certification to that effect from the transferor and (ii) if the Trust so requests, evidence reasonably satisfactory to the Trust as to the compliance with the restrictions set forth in the Restricted Securities Legend;

                             (C) if such Restricted Definitive Capital
                      Securities are transferred to QIBs in accordance with Rule 144A under the Securities Act, the transferee QIBs must take delivery of their interests in the Capital Securities in the form of a beneficial interest in the Rule 144A Global Capital Security in accordance with Section 9.2(c); or

                             (D) if such Restricted Definitive Capital
                      Securities are being transferred to a Person who is an IAI, but it is not a QIB, upon the delivery of a certificate by the transferee IAI substantially in the form of Exhibit B hereto and such other opinions, certifications and/or other information as may be reasonably required by the Trust or the Sponsor.

               If the above conditions are satisfied, the Institutional Trustee shall cancel or cause to be canceled such Restricted Definitive Securities being transferred and concurrently therewith, the Trust shall issue and the Institutional Trustee shall authenticate, upon written order of any Administrator, an appropriate number of Restricted Definitive Capital Securities.

               (c) Restrictions on Transfer of an Initial Definitive Capital Security for a Beneficial Interest in an Initial Global Capital Security. An Initial Definitive Capital Security may not be exchanged for a beneficial interest in an Initial Global Capital Security except upon satisfaction of the requirements set forth below. Upon receipt by the Institutional Trustee of an Initial Definitive Capital Security, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Trust, together with:

               (i) if such Initial Definitive Capital Security is a Restricted Capital Security, certification, substantially in the form set forth of Exhibit C hereto, that such Definitive Capital Security is being transferred to a QIB in accordance with Rule 144A under the Securities Act, and

               (ii) whether or not such Initial Definitive Capital Security is a Restricted Capital Security, written instructions directing the Institutional Trustee to make, or to direct the Depositary to make, an adjustment on its books and records with respect to such Initial Global Capital Security to reflect an increase in the number of the Initial Capital Securities represented by the Initial Global Capital Security, then the Institutional Trustee shall cancel such Initial Definitive Capital Security and cause, or direct the Depositary to cause, the aggregate number of Initial Capital Securities represented by the Global Capital Security to be increased accordingly. If no Initial Global Capital Securities are then outstanding, the Trust shall issue and the Institutional Trustee shall authenticate, upon written order of any Administrator, an appropriate number of Initial Capital Securities in global form.

               (d) Transfer and Exchange of Global Capital Securities. Subject to Section 9.2(e), the transfer and exchange of Initial Global Capital Securities or Exchange Global Capital Securities or beneficial interests therein shall be effected through the Depositary in accordance with this Declaration (including applicable restrictions on transfer set forth in the Restricted Securities Legend set forth in Section 9.2(g)) and the procedures of the Depositary therefor. Notwithstanding any other provisions of this Declaration, a Global Capital Security may not be transferred as a whole except by the Depositary to a nominee of the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

               (e) Transfer of a Beneficial Interest in a Global Capital Security for a Definitive Capital Security.

               (i) Any Person having a beneficial interest in a Global Capital Security that is being transferred or exchanged pursuant to an effective registration statement under the Securities Act or pursuant to clause
        (A) or (B) below may upon request, and if accompanied by the information specified below, exchange such beneficial interest for an Initial Definitive Capital Security or an Exchange Definitive Capital Security, as the case may be, representing the same number of Initial Global Capital Securities or Exchange Global Capital Securities, as the case may be. Upon receipt by the Institutional Trustee from the Depositary or its nominee on behalf of any Person having a beneficial interest in an Initial Global Capital Security or an Exchange Global Capital Security, as the case may be, of written instructions or such other form of instructions as is customary for the Depositary or the Person designated by the Depositary as having such a beneficial interest in such Global Capital Security and, in the case of an Initial Global Security, the following additional information and documents (all of which may be submitted by facsimile):

                      (A) if such beneficial interest is being transferred
               pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act: (i) a certification to that effect from the transferor and (ii) if the Trust so requests, additional evidence reasonably satisfactory to the Trust as to the compliance with the restrictions set forth in the legend set forth in Section 9.2(g); or

                      (B) if such beneficial interest is being transferred to a
               Person who is an IAI, but is not a QIB, upon the delivery of a certificate by the transferee IAI substantially in the form of Exhibit B hereto and such other opinions, certifications and/or other information as may be reasonably required by the Trust or the Sponsor, then the Institutional Trustee will cause, in accordance with the standing instructions and procedures of the Depositary, the aggregate liquidation amount of the Global Capital Security to be reduced on its books and records and, following such reduction, the Trust will issue and the Institutional Trustee will authenticate and deliver, upon written order of the Trust signed by any Administrator, an appropriate number of Definitive Capital Securities.

               (ii) Definitive Capital Securities issued in exchange for a beneficial interest in a Global Capital Security pursuant to this
        Section 9.2(e) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from Clearing Agency Participants or indirect participants or otherwise, shall instruct the Institutional Trustee. The Institutional Trustee shall deliver such Capital Securities to the Persons in whose names such Capital Securities are so registered in accordance with the instructions of the Depositary.

               (f)  Authentication of Definitive Capital Securities.

               If at any time:

               (i) the Depositary notifies the Institutional Trustee and the Administrators that the Depositary is unwilling or unable to continue as Depositary for the Global Capital Securities and a successor Depositary for the Global Capital Securities is not appointed by the Trust at the direction of the Sponsor within 90 days after delivery of such notice; or

               (ii) the Administrators (with the consent of the Sponsor) notify the Institutional Trustee in writing to issue Definitive Capital Securities under this Declaration, then the Institutional Trustee will cause, in accordance with the standing instructions and procedures of the Depositary, the aggregate principal amount of the Global Capital Security to be reduced on its books and records and, following such reduction, the Trust will issue and the Institutional Trustee will authenticate, upon written order of any Administrator, an appropriate number of Definitive Capital Securities.

               (g)  Legend.

               Except as permitted by Section 9.2(a), each Initial Capital Security certificate evidencing the Rule 144A Global Capital Securities or the Restricted Definitive Capital Securities (and all Initial Capital Securities issued in exchange therefor or substitution thereof) shall bear a legend (the "Restricted Securities Legend") in substantially the following form:

               THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH TRANSAMERICA CORPORATION (THE "COMPANY") OR TRANSAMERICA CAPITAL III (THE "TRUST") OR ANY AFFILIATE OF THE COMPANY OR THE TRUST WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) (THE "RESALE RESTRICTION TERMINATION DATE") ONLY
(A) TO THE COMPANY OR THE TRUST, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a) (1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUST'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (X) PURSUANT TO CLAUSE (D), TO REQUIRE THAT THE TRANSFEROR DELIVER TO THE TRUST A LETTER SUBSTANTIALLY IN THE FORM OF ANNEX A TO THE OFFERING MEMORANDUM DATED NOVEMBER 7, 1997 FROM THE

TRANSFEREE AND (Y) PURSUANT TO CLAUSES (D) OR (E), TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM IN ACCORDANCE WITH THE DECLARATION OF TRUST, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY OR THE TRUST. THE HOLDER OF THIS SECURITY AGREES THAT IT WILL COMPLY WITH THE FOREGOING RESTRICTIONS. SECURITIES OWNED BY A PURCHASER THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER MAY NOT BE HELD IN BOOK-ENTRY FORM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF A HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

               (h) Cancellation or Adjustment of Global Capital Security. At such time as all beneficial interests in a Global Capital Security have either been exchanged for Definitive Capital Securities to the extent permitted by this Declaration or redeemed, repurchased or canceled in accordance with the terms of this Declaration, such Global Capital Security shall be returned to the Depositary for cancellation or retained and canceled by the Institutional Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Capital Security is exchanged for Definitive Capital Securities, Capital Securities represented by such Global Capital Security shall be reduced and an adjustment shall be made on the books and records of the Institutional Trustee (if it is then the Trust Securities custodian for such Global Capital Security) with respect to such Global Capital Security, by the Institutional Trustee to reflect such reduction.

               (i) Obligations with Respect to Transfers and Exchanges of Capital Securities.

               (A) To permit registrations of transfers and exchanges, the Trust shall execute and the Institutional Trustee shall authenticate Definitive Capital Securities and Global Capital Securities at the Registrar's request.

               (B) Registrations of transfers or exchanges will be effected without charge, but only upon payment (with such indemnity as the Registrar or the Sponsor may require) in respect of any tax or other governmental charge that may be imposed in relation to it.

               (C) The Registrar shall not be required to register the transfer of or exchange of any Capital Security during a period beginning at the opening of business 15 days before the day of any selection of any Capital Security for redemption set forth in the terms and ending at the close of business on the earliest date on which the relevant notice of redemption is deemed to have been given to all Holders of Capital Securities to be redeemed, or

               (D) All Capital Securities issued upon any transfer or exchange pursuant to the terms of this Declaration shall evidence the same security and shall be entitled to the same benefits under this Declaration as the Capital Securities surrendered upon such transfer or exchange.

               SECTION 9.3 Deemed Trust Security Holders. The Trust, the Administrators, the Trustees, the Paying Agent, the Transfer Agent or the Registrar may treat the Person in



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

whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Trust Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Trust Securities represented by such Certificate on the part of any Person, whether or not the Trust, the Administrators, the Trustees, the Paying Agent, the Transfer Agent or the Registrar shall have actual or other notice thereof; provided, that solely for the purposes of determining whether the Holders of the requisite amount of Capital Securities have voted on any matter provided for in this Declaration, with respect to Global Capital Securities, the Trustees may conclusively rely on, and shall be protected in relying on, any written instrument (including a proxy) delivered to the Trustees by the Clearing Agency setting forth the Capital Security Beneficial Owners' votes or assigning such Capital Securities Beneficial Owners' right to vote on any manner to any other Persons either in whole or in part.

               SECTION 9.4 Notices to Clearing Agency. Whenever a notice or other communication to the Capital Security Holders is required under this Declaration, unless and until Definitive Capital Securities shall have been issued to the beneficial owners of Capital Securities pursuant to Section 9.2(e) or Section 9.2(f), the Administrators shall give all such notices and communications specified herein to be given to the Capital Security Holders to the Clearing Agency, and shall have no notice obligations to the beneficial owners of Capital Securities.

               SECTION 9.5 Appointment of Successor Clearing Agency. If any Clearing Agency elects to discontinue its services as securities depositary with respect to the Capital Securities, the Institutional Trustee, in its sole discretion, appoint a successor Clearing Agency with respect to such Capital Securities.

                                    ARTICLE X

                           LIMITATION OF LIABILITY OF
                    HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

               SECTION 10.1 Liability. (a) Except as expressly set forth in this Declaration, the Securities Guarantees and the terms of the Trust Securities, the Sponsor shall not be:

               (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Trust Securities which shall be made solely from assets of the Trust; or

               (ii) required to pay to the Trust or to any Holder of Trust Securities any deficit upon dissolution of the Trust or otherwise.

               (b) The Holder of the Common Securities shall be liable for all of the debts and obligations of the Trust (other than with respect to the Trust Securities) to the extent not satisfied out of the Trust's assets.

               (c) Pursuant to Section 3803(a) of the Business Trust Act, the Holders of the Capital Securities shall be entitled to the same limitation of personal liability extended to stockholders of



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

private corporations for profit organized under the General Corporation Law of the State of Delaware.

               SECTION 10.2 Exculpation. (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's negligence or willful misconduct with respect to such acts or omissions.

               (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and, if selected by such Indemnified Person, has been selected by such Indemnified Person with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Trust Securities might properly be paid.

               SECTION 10.3 Fiduciary Duty. (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Institutional Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of the Indemnified Person.

               (b) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

               (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

               (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

               SECTION 10.4 Indemnification. (a) (i) The Sponsor shall indemnify, to the full extent permitted by law, any Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was an Indemnified Person against expenses (including attorneys'



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

fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

               (ii) The Sponsor shall indemnify, to the full extent permitted by law, any Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was an Indemnified Person against expenses (including attorneys' fees and expenses) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

               (iii) Any indemnification of an Administrator under paragraphs
        (i) and (ii) of this Section 10.4(a) (unless ordered by a court) shall be made by the Sponsor only as authorized in the specific case upon a determination that indemnification of the Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made (1) by the Administrators by a majority vote of a Quorum consisting of such Administrators who were not parties to such action, suit or proceeding, (2) if such a Quorum is not obtainable, or, even if obtainable, if a Quorum of disinterested Administrators so directs, by independent legal counsel in a written opinion, or (3) by the Common Security Holder of the Trust.

               (iv) To the fullest extent permitted by law, expenses (including attorneys' fees and expenses) incurred by an Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this
        Section 10.4 (a) shall be paid by the Sponsor in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Sponsor as authorized in this Section 10.4 (a). Notwithstanding the foregoing, no advance shall be made by the Sponsor if a determination is reasonably and promptly made (i) by the Administrators by a majority vote of a Quorum of disinterested Administrators, (ii) if such a Quorum is not obtainable, or, even if obtainable, if a Quorum of disinterested Administrators so directs, by



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

        independent legal counsel in a written opinion or (iii) by the Common Security Holder of the Trust, that, based upon the facts known to the Administrators, counsel or the Common Security Holder at the time such determination is made, such Indemnified Person acted in bad faith or in a manner that such Person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Administrators, independent legal counsel or the Common Security Holder reasonably determine that such Person deliberately breached his duty to the Trust or its Common or Capital Security Holders.

               (v) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 10.4 (a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Sponsor or Capital Security Holders of the Trust or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this
        Section 10.4(a) shall be deemed to be provided by a contract between the Sponsor and each Indemnified Person who serves in such capacity at any time while this Section 10.4 (a) is in effect. Any repeal or modification of this Section 10.4(a) shall not affect any rights or obligations then existing.

               (vi) The Sponsor or the Trust may purchase and maintain insurance on behalf of any Person who is or was an Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Sponsor would have the power to indemnify him against such liability under the provisions of this Section 10.4 (a).

               (vii) For purposes of this Section 10.4 (a), references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any Person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 10.4 (a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

               (viii) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 10.4(a) shall, unless otherwise provided when authorized or ratified, continue as to a Person who has ceased to be an Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a Person. The provisions of this Section 10.4 shall survive the termination of this Declaration or the resignation or removal of any Administrator or Trustee.

               SECTION 10.5 Outside Businesses. Any Covered Person, the Sponsor, the Delaware Trustee and the Institutional Trustee (subject to Section 5.3(c)) may engage in or possess an interest in other business ventures of any nature or description, independently or with



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

others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Trust Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee, or the Institutional Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Institutional Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Institutional Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

               SECTION 10.6  Compensation; Fee.  The Sponsor agrees:

               (a) to pay to the Trustees from time to time such compensation for all services rendered by them hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) in an amount mutually agreed upon.

               (b) No Trustee may claim any lien or charge on any property of the Trust as a result of any amount due pursuant to this Section 10.6.

                                   ARTICLE XI

                                   ACCOUNTING

               SECTION 11.1 Fiscal Year. The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

               SECTION 11.2 Certain Accounting Matters. (a) At all times during the existence of the Trust, the Administrators shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year of the Trust by a firm of independent certified public accountants selected by the Administrators.

               (b) The Administrators shall cause to be prepared and delivered to each of the Holders of Trust Securities, within 90 days after the end of each Fiscal Year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such Fiscal Year, and the related statements of income or loss which shall be examined by and reported upon by a firm of independent certified public accountants selected by the Administrators.

               (c) The Administrators shall cause to be duly prepared and delivered to each of the Holders of Trust Securities any annual United States federal income tax information statement required by the Code, containing such information with regard to the Trust Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Administrators shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

               (d) The Administrators shall cause to be duly prepared and filed an annual United States federal income tax return on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Administrators on behalf of the Trust with any state or local taxing authority.

               SECTION 11.3 Banking. The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Institutional Trustee shall be made directly to the Property Account and no other funds of the Trust shall be deposited in the Property Account. The sole signatories for such accounts (including the Property Account) shall be designated by the Institutional Trustee.

               SECTION 11.4 Withholding. The Institutional Trustee or any Paying Agent and the Administrators shall comply with all withholding requirements under United States federal, state and local law. The Institutional Trustee or any Paying Agent shall request, and the Holders shall provide to the Institutional Trustee or any Paying Agent, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Institutional Trustee or any Paying Agent to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Administrators shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Institutional Trustee or any Paying Agent is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a Distribution in the amount of the withholding to the Holder. In the event of any claimed overwithholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Institutional Trustee or any Paying Agent may reduce subsequent Distributions by the amount of such withholding.

                                   ARTICLE XII

                             AMENDMENTS AND MEETINGS

               SECTION 12.1 Amendments. (a) Except as otherwise provided in this Declaration or by any applicable terms of the Trust Securities, this Declaration may only be amended by a written instrument approved and executed by



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

               (i) the Institutional Trustee and the Holder of a Majority of the liquidation amount of the Common Securities; and

               (ii) if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, also by the Delaware Trustee.

               (b) Notwithstanding any other provision of this Article XII, no amendment shall be made, and any such purported amendment shall be void and ineffective:

               (i)    unless the Institutional Trustee shall have first received

                      (A) an Officers' Certificate from each of the Trust and
               the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Trust Securities); and

                      (B) an opinion of counsel (who may be counsel to the
               Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Trust Securities); and

               (ii)   if the result of such amendment would be to

                      (A) cause the Trust to fail to continue to be classified
               for purposes of United States federal income taxation as a grantor trust;

                      (B) reduce or otherwise adversely affect the powers of the
               Institutional Trustee in contravention of the Trust Indenture Act; or

                      (C) cause the Trust to be deemed to be an Investment
               Company required to be registered under the Investment Company
               Act.

               (c) Except as otherwise provided herein, no amendment shall be made, and any such purported amendment shall be void and ineffective, unless the Holders of a Majority in liquidation amount of the Capital Securities shall have consented to such amendment.

               (d) In addition to and notwithstanding any other provision in this Declaration, without the consent of each affected Holder, this Declaration may not be amended to (i) change the amount or timing of any Distribution on the Trust Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Trust Securities as of a specified date or
(ii) restrict the right of a Holder to institute suit for the enforcement of any such payment on or after such date.

               (e) Section 9.1(b) and 9.1(c) and this Section 12.1 shall not be amended without the consent of all of the Holders of the Trust Securities.

               (f) Article IV shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities.

               (g) The rights of the Holders of the Capital Securities under
Article V to increase or decrease the number of, and appoint and remove, Trustees shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Capital Securities.

               (h) Notwithstanding Section 12.1(c), this Declaration may be amended by the Institutional Trustee and the Holders of a Majority in the liquidation amount of the Common Securities without the consent of the Holders of the Capital Securities to:

               (i)    cure any ambiguity;

               (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration;

               (iii) add to the covenants, restrictions or obligations of the Sponsor;

               (iv) modify, eliminate or add to any provision of this Declaration to such extent as may be necessary to ensure that the Trust will be classified for United States federal income tax purposes at all times as a grantor trust and will not be required to register as an Investment Company under the Investment Company Act;

               (v) modify, eliminate or add to any provision of the Declaration to such an extent as may be necessary to ensure that the Declaration will be qualified under the Trust Indenture Act upon the effectiveness of the Exchange Offer Registration Statement with respect to the Capital Securities; and

               (vi) modify, eliminate and add to any provision of this Declaration;

provided, however, that no such modification, elimination or addition referred to in clauses (i), (ii), (iii) and (vi) shall adversely affect the powers, preferences or special rights of Holders of the Capital Securities as long as the Capital Securities remain outstanding.

               SECTION 12.2 Meetings of the Holders of Trust Securities; Action by Written Consent. (a) Meetings of the Holders of any class of Trust Securities may be called at any time by the Administrators (or as provided in the terms of the Trust Securities) to consider and act on any matter on which Holders of such class of Trust Securities are entitled to act under the terms of this Declaration, the terms of the Trust Securities or the rules of any stock exchange on which the Capital Securities are listed or admitted for trading, if any. The Administrators shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in liquidation amount of such class of Trust Securities. Such direction shall be given by delivering to the Administrators one or more calls in a writing stating that the signing Holders of Trust Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Trust Securities calling a meeting shall specify in writing the Certificates held by the Holders of Trust Securities exercising the right to call a meeting and only those Trust Securities represented by such Certificates shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

               (b) Except to the extent otherwise provided in the terms of the Trust Securities, the following provisions shall apply to meetings of Holders of Trust Securities:

               (i) notice of any such meeting shall be given to all the Holders of Trust Securities having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Trust Securities is permitted or required under this Declaration or the rules of any stock exchange on which the Capital Securities are listed or admitted for trading, if any, such vote, consent or approval may be given at a meeting of the Holders of Trust Securities. Any action that may be taken at a meeting of the Holders of Trust Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Trust Securities owning not less than the minimum amount of Trust Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders of Trust Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Trust Securities entitled to vote who have not consented in writing. The Administrators may specify that any written ballot submitted to the Holders of Trust Securities for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Administrators;

               (ii) each Holder of a Trust Security may authorize any Person to act for it by proxy on all matters in which a Holder of Trust Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Trust Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Trust Securities were stockholders of a Delaware corporation; each meeting of the Holders of the Trust Securities shall be conducted by the Administrators or by such other Person that the Administrators may designate; and

               (iii) unless the Business Trust Act, this Declaration, the terms of the Trust Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Capital Securities are then listed for trading, if any, otherwise provides, the Administrators, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Trust Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Trust Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.



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

                                  ARTICLE XIII

                    REPRESENTATIONS OF INSTITUTIONAL TRUSTEE
                              AND DELAWARE TRUSTEE

               SECTION 13.1 Representations and Warranties of Institutional Trustee. The Trustee that acts as initial Institutional Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Institutional Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Institutional Trustee's acceptance of its appointment as Institutional Trustee, that:

               (a) the Institutional Trustee is a national banking association with trust powers, duly organized, validly existing and in good standing under the laws of the United States with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

               (b) the execution, delivery and performance by the Institutional Trustee of this Declaration has been duly authorized by all necessary corporate action on the part of the Institutional Trustee. This Declaration has been duly executed and delivered by the Institutional Trustee, and it constitutes a legal, valid and binding obligation of the Institutional Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether considered in a proceeding in equity or at law);

               (c) the execution, delivery and performance of this Declaration by the Institutional Trustee does not conflict with or constitute a breach of the charter or by-laws of the Institutional Trustee; and

               (d) no consent, approval or authorization of, or registration with or notice to, any state or federal banking authority is required for the execution, delivery or performance by the Institutional Trustee of this Declaration.

               SECTION 13.2 Representations and Warranties of Delaware Trustee. The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee, that:

               (a) The Delaware Trustee is duly organized, validly existing and in good standing under the laws of the State of Delaware, with corporate power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

               (b) The execution, delivery and performance by the Delaware Trustee of the Declaration and the Certificate of Trust have been duly authorized by all necessary and corporate action on the part of the Delaware Trustee. This Declaration constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether considered in a proceeding in equity or at law);

               (c) the execution, delivery and performance of this Declaration by the Delaware Trustee does not conflict with or constitute a breach of the charter or by-laws of the Delaware Trustee;

               (d) no consent, approval or authorization of, or registration with or notice to, any state or federal banking authority is required for the execution, delivery or performance by the Delaware Trustee of this Declaration; and

               (e) the Delaware Trustee is a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware and, in either case, a Person that satisfies for the Trust the requirements of Section 3807 of the Business Trust Act.

                                   ARTICLE XIV

                                  MISCELLANEOUS

               SECTION 14.1 Notices. All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by first class mail, as follows:

               (a) if given to the Trust, in care of the Administrators at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Trust Securities:

                             Transamerica Capital III
                             c/o Transamerica Corporation
                             600 Montgomery Street
                             San Francisco, California 94111
                             Attention:  Secretary

               (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as Delaware Trustee may give notice of to the Holders of the Trust Securities):

                             First Chicago Delaware Inc.
                             300 King Street
                             Wilmington, Delaware 19801
                             Attention: Michael J. Majchrzak

               (c) if given to the Institutional Trustee, at the Institutional Trustee's mailing address set forth below (or such other address as the Institutional Trustee may give notice of to the Holders of the Trust Securities):

                       The First National Bank of Chicago
                      One First National Plaza, Suite 0126
                          Chicago, Illinois 60670-0126
                  Attention: Corporate Trust Services Division

               (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice of to the Trust):

                             Transamerica Corporation
                             600 Montgomery Street
                             San Francisco, California 94111
                             Attention:  Secretary

               (e) if given to any other Holder, at the address set forth on the books and records of the Trust.

               All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

               SECTION 14.2 Governing Law. This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to the principles of conflict of laws of the State of Delaware or any other jurisdiction that would call for the application of the law of any jurisdiction other than the State of Delaware; provided, however, that there shall not be applicable to the Trust, the Trustees or this Declaration any provision of the laws (statutory or common) of the State of Delaware pertaining to trusts (other than the Business Trust Act) that relate to or regulate, in a manner inconsistent with the terms hereof, (a) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (b) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust, (c) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (d) fees or other sums payable to trustees, officers, agents or employees of a trust, (e) the allocation of receipts and expenditures to income or principal, (f) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding or investing trust assets or (g) the establishment of fiduciary or other standards of responsibility or limitations on the acts or powers of trustees that are inconsistent with the limitations or liabilities or authorities and powers of the Trustees as set forth or referenced in this Declaration. Section 3540 of Title 12 of the Delaware Code shall not apply to the Trust.

               SECTION 14.3 Intention of the Parties. It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.

               SECTION 14.4 Headings. Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

               SECTION 14.5 Successors and Assigns. Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether or not so expressed.

               SECTION 14.6 Partial Enforceability. If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

               SECTION 14.7 Counterparts. This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees and Administrators to any of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

               IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.

                                       FIRST CHICAGO DELAWARE INC.
                                          as Delaware Trustee


                                       By: /s/Steven M. Wagner
                                           --------------------------------
                                          Name:  Steven M. Wagner
                                          Title: Vice President


                                       THE FIRST NATIONAL BANK OF CHICAGO
                                          as Institutional Trustee


                                       By: /s/ Janice Ott Rotunno
                                           --------------------------------
                                          Name:  Janice Ott Rotunno
                                          Title: Vice President


                                       TRANSAMERICA CORPORATION
                                          as Sponsor


                                       By: /s/ David Hawkins
                                           --------------------------------
                                          Name:  David Hawkins
                                          Title: Vice President


                                       By: /s/ David C. Thomas
                                           --------------------------------
                                          David C. Thomas, as Administrator


                                       By: /s/ Mark A. McEachen
                                           --------------------------------
                                          Mark A. McEachen, as Administrator


                                       By: /s/ Joseph Martinetto
                                           --------------------------------
                                           Joseph Martinetto, as Administrator

                                     ANNEX I

                                    TERMS OF
            7 5/8 % CAPITAL TRUST PASS-THROUGH SECURITIES(R) (TRUPS(R))*

               Pursuant to Section 7.1 of the Amended and Restated Declaration of Trust, dated as of November 14, 1997 (as amended from time to time, the "Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities and the Common Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration or, if not defined in the Declaration, as defined in the Offering Memorandum referred to below):

               1. Designation and Number. (a) Capital Securities. 190,000 Capital Securities of Transamerica Capital III (the "Trust"), with an aggregate stated liquidation amount with respect to the assets of the Trust of $190 million dollars ($190,000,000) and a stated liquidation amount with respect to the assets of the Trust of $1,000 per Capital Security, are hereby designated for the purposes of identification only as the 7 5/8 % Capital Trust Pass-through Securities"(R) (the "Capital Securities"). The Capital Security Certificates evidencing the Capital Securities shall be substantially in the form of Exhibit A-1 or A-2, as applicable, to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange on which the Capital Securities are listed, if any.

               (b) Common Securities. 5,877 Common Securities of the Trust (the "Common Securities"). The Common Security Certificates evidencing the Common Securities shall be substantially in the form of Exhibit A-3 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

               2. Distributions. (a) Distributions payable on each Trust Security will be fixed at a rate per annum of 7 5/8 % (the "Coupon Rate") of the stated liquidation amount of $1,000 per Trust Security, such rate being the rate of interest payable on the Debentures to be held by the Institutional Trustee. Except as set forth below in respect of an Extension Period, Distributions in arrears for more than one semiannual period will bear interest thereon compounded semiannually at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes cash distributions and any such compounded distributions payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available therefor. The amount of Distributions payable for any period will be computed on the basis of a 360-day year of twelve 30-day months. The amount of Distributions payable for any period shorter than a full semiannual Distribution period will be computed on the basis of the actual number of days elapsed per 30-day month.


----------
* Salomon Brothers Inc has filed applications with the United States Patent and Trademark Office for the registration of the "Capital Trust Pass-through Securities" and the "TRUPS" service marks.

               (b) Distributions on the Trust Securities will be cumulative, will accrue from November 14, 1997, and will be payable, subject to extension of distribution payment periods as described herein, semiannually in arrears on November 15 and May 15 of each year, commencing on May 15, 1998 (each a "Distribution Payment Date") when, as and if available for payment. The Debenture Issuer has the right under the Indenture to defer payments of interest on the Debentures by extending the interest payment period (each an "Extension Period") at any time and from time to time on the Debentures, subject to the conditions described below, although such interest would continue to accrue on the Debentures at a rate of 7 5/8 % per annum, compounded semiannually (to the extent permitted by law) during any Extension Period. If such right is exercised, semiannual distributions on the Trust Securities will also be deferred (though such distributions would continue to accrue at the distribution rate of 7 5/8 % per annum, compounded semiannually (to the extent permitted by law) during any Extension Period. Such right to extend any interest payment period in respect of the Debentures is limited to Extension Periods, each not exceeding 10 consecutive semiannual periods, provided, however, that no Extension Period shall be initiated while accrued interest from a prior, completed Extension Period is unpaid or while the Debenture Issuer is in default in the payment of interest that has become due and payable on the Debentures; and, provided, further, that no Extension Period shall extend beyond the Maturity Date of the Debentures. In the event that the Debenture Issuer exercises this right, then, during any Extension Period (a) the Debenture Issuer shall not declare or pay dividends on, make a distribution with respect to, or redeem, purchase or acquire, or make a liquidation payment with respect to, any of its capital stock or rights to acquire such capital stock (other than (i) purchases or acquisitions of shares of any such capital stock or rights to acquire such capital stock in connection with the satisfaction by the Debenture Issuer of its obligations under any employee benefit plans, (ii) as a result of a reclassification of the Debenture Issuer's capital stock or rights to acquire such capital stock or the exchange or conversion of one class or series of the Debenture Issuer's capital stock or rights to acquire such capital stock for another class or series of the Debenture Issuer's capital stock or rights to acquire such capital stock, (iii) the purchase of fractional interests in shares of the Debenture Issuer's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged or
(iv) dividends and distributions made on the Debenture Issuer's capital stock or rights to acquire such capital stock with the Debenture Issuer's capital stock or rights to acquire such capital stock), or make guarantee payments with respect to the foregoing, and (b) the Debenture Issuer shall not make any payment of interest or principal on or repay, repurchase or redeem any debt securities issued by the Debenture Issuer that rank pari passu with or junior to such Debentures. Prior to the termination of any such Extension Period in respect of the Debentures, the Debenture Issuer may further extend the interest payment period; provided that each such Extension Period in respect of the Debentures, together with all such previous and further extensions thereof, may not exceed 10 consecutive semiannual periods or extend beyond the Maturity Date of the Debentures. Upon the termination of any Extension Period in respect of the Debentures and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements. As a consequence of such deferral, Distributions shall also be deferred. If Distributions are deferred, the Distributions due shall be paid on the date that the related Extension Period terminates, or, if such date is not a Distribution Payment Date, on the immediately following Distribution Payment Date, to Holders of the Trust Securities as they appear on the books and records of the Trust on the record date immediately preceding such date. Distributions on the Trust Securities must be paid on the dates payable (after giving effect to any Extension Period) to the extent that the Trust has funds available for the payment of such distributions in the Property Account of the Trust. The Trust's funds available for Distribution to the Holders of the Trust Securities will be limited to payments received from the Debenture Issuer. The payment of Distributions out of moneys held by the Trust is guaranteed by the Guarantor pursuant to the Securities Guarantees.

               (c) Distributions on the Trust Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates. With respect to the Capital Securities that are held solely in book-entry only form, the relevant record dates shall be one Business Day prior to the relevant payment dates which payment dates correspond to the interest payment dates on the Debentures. Such Distributions will be paid through the Institutional Trustee who will hold amounts received in respect of the Debentures in the Property Account for the benefit of the Holders of the Trust Securities. Subject to any applicable laws and regulations and the provisions of the Declaration, each such payment in respect of the Capital Securities will be made as described under the heading "Description of the Capital Securities -- Book-Entry Only Issuance -- The Depository Trust Company" in the Offering Memorandum dated November 7, 1997 of the Trust (the "Offering Memorandum"). The relevant record dates for the Common Securities shall be the same record dates as for the Capital Securities. With respect to the Capital Securities that are not held solely in book-entry only form, the relevant record dates shall be selected by the Administrators, which dates shall be 15 days before the relevant payment dates. Distributions payable on any Trust Securities that are not punctually paid on any Distribution Payment Date, as a result of the Debenture Issuer having failed to make a payment under the Debentures, as the case may be, when due (taking into account any Extension Period), will cease to be payable to the Person in whose name such Trust Securities are registered on the relevant record date, and such defaulted Distributions will instead be payable to the Person in whose name such Trust Securities are registered on the special record date or other specified date determined in accordance with the Indenture. If any date on which Distributions are payable on the Trust Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) with the same force and effect as if made on such payment date.

               (d) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders of the Trust Securities.

               3. Liquidation Distribution Upon Dissolution. In the event of any voluntary or involuntary liquidation, dissolution, winding-up or termination of the Trust (each a "Liquidation") other than in connection with a redemption of the Debentures, the Holders of the Capital Securities will be entitled to receive out of the assets of the Trust available for distribution to Holders of the Capital Securities, after satisfaction of liabilities to creditors of the Trust (to the extent not satisfied by the Sponsor), distributions equal to the aggregate of the stated liquidation amount of $1,000 per Capital Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"), unless in connection with such Liquidation, the Debentures in an aggregate principal amount equal to the aggregate stated liquidation amount of such Capital Securities, after paying or making reasonable provision to pay all claims and obligations of the Trust in accordance with Section 3808(e) of the Business

Trust Act, shall be distributed on a Pro Rata basis to the Holders of the Capital Securities in exchange for such Capital Securities.

               The Sponsor, as the Holder of all of the outstanding Common Securities, has the right at any time to dissolve the Trust (including without limitation upon the occurrence of a Tax Event and receipt of a Redemption Tax Opinion) after satisfaction of liabilities to creditors of the Trust (to the extent not satisfied by the Sponsor), cause the Debentures to be distributed to the Holders of the Trust Securities on a Pro Rata basis in accordance with the aggregate stated liquidation amount thereof.

               The Trust shall dissolve on the first to occur of (i) November 15, 2052, the expiration of the term of the Trust, (ii) a Bankruptcy Event with respect to the Sponsor, (iii) (other than in connection with a merger, consolidation or similar transaction not prohibited by the Indenture, this Declaration or the Securities Guarantees, as the case may be) upon the filing of a certificate of dissolution or its equivalent with respect to the Sponsor or the Trust, or upon the revocation of the charter of the Sponsor and the expiration of 90 days after the date of revocation without a reinstatement thereof, (iv) the distribution to the Holders of the Trust Securities of the Debentures, upon exercise of the right of the Holder of all of the outstanding Common Securities to dissolve the Trust as described above, (v) the entry of a decree of a judicial dissolution of the Sponsor or the Trust, (vi) when all of the Trust Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Trust Securities or (vii) before the issuance of any Trust Securities, with the consent of the Trustees and the Sponsor. As soon as practicable after the dissolution of the Trust and upon completion of the winding up of the Trust, the Trust shall terminate upon the filing of a certificate of cancellation with the Secretary of State of the State of Delaware.

               If a Liquidation of the Trust occurs as described in clause (i),
(ii), (iii) or (v) in the immediately preceding paragraph, the Trust shall be liquidated by the Institutional Trustee as expeditiously as such Trustee determines to be possible by distributing, after satisfaction of liabilities to creditors of the Trust (to the extent not satisfied by the Sponsor), to the Holders of the Trust Securities, the Debentures on a Pro Rata basis, unless such distribution is determined by the Institutional Trustee not to be practical, in which event such Holders will be entitled to receive out of the assets of the Trust available for distribution to the Holders, after satisfaction of liabilities of creditors of the Trust (to the extent not satisfied by the Sponsor), an amount equal to the Liquidation Distribution. An early Liquidation of the Trust pursuant to clause (iv) above shall occur if the Institutional Trustee determines that such Liquidation is possible by distributing, after satisfaction of liabilities to creditors of Trust (to the extent not satisfied by the Sponsor), to the Holders of the Trust Securities on a Pro Rata basis the Debentures, and such distribution occurs.

               If, upon any such Liquidation the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Trust Securities shall be paid to the Holders of the Trust Securities on a Pro Rata basis, except that if an Event of Default has occurred and is continuing, the Capital Securities shall have a preference over the Common Securities with regard to such amounts.

               Upon any such Liquidation of the Trust involving a distribution of the Debentures, if at the time of such Liquidation, the Capital Securities were rated by at least one nationally-recognized statistical rating organization, the Debenture Issuer will use its reasonable best efforts to obtain from at least one such or other rating organization a rating for the Debentures.

               After the date for any distribution of the Debentures upon dissolution of the Trust, (i) the Trust Securities of the Trust will be deemed to be no longer outstanding, (ii) the Depositary or its nominee, as the record holder of the Global Capital Securities, will receive a registered security in global form or certificates representing the Debentures to be delivered upon such distribution, and (iii) any certificates representing the Capital Securities not held by the Depositary or its nominee will be deemed to represent undivided beneficial interests in such of the Debentures as have an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the distribution rate of, and bearing accrued and unpaid interest equal to accrued and unpaid distributions on, the Trust Securities until such certificates are presented to the Debenture Issuer or its agent for transfer or reissuance.

               4. Redemption and Distribution. (a) The Debentures are scheduled to mature on November 15, 2037. The Debentures may be redeemed by the Debenture Issuer at par, together with accrued and unpaid interest thereon to the date of redemption, in whole or in part, at any time in certain circumstances upon the occurrence of a Tax Event (as defined below), but are not otherwise redeemable at the option of the Debenture Issuer prior to maturity.

               Upon the repayment or payment of the Debentures (other than following the distribution of the Debentures to the Holders of the Trust Securities), whether at maturity or upon redemption, the proceeds from such repayment or payment shall simultaneously be applied to redeem on a Pro Rata basis at a price (the "Redemption Price") equal to $1,000 per Trust Security, plus accrued and unpaid distributions to the date of repayment (in the case of repayment at maturity) or to the date of redemption (in the case of payment on redemption), Trust Securities having an aggregate stated liquidation amount equal to the aggregate principal amount of the Subordinated Debt Securities so repaid or redeemed; provided, however, that holders of such Trust Securities shall be given not less than 30 nor more than 60 days' notice of such redemption (other than at the scheduled maturity of the Subordinated Debt Securities).

               (b) If fewer than all the outstanding Trust Securities are to be so redeemed, the Common Securities and the Capital Securities will be redeemed Pro Rata and the Capital Securities to be redeemed will be as described in
Section 4(e)(ii) below.

               (c) If, at any time, a Tax Event shall occur and be continuing, and the Debenture Issuer receives an opinion (a "Redemption Tax Opinion") of a nationally recognized independent tax counsel experienced in such matters that, as a result of a Tax Event, there is more than an insubstantial risk that the Debenture Issuer would be precluded from deducting the interest on the Debentures for United States federal income tax purposes even if the Debentures were distributed to the Holders of Trust Securities in liquidation of such Holders' interests in the Trust as described in this Section 4(c), the Debenture Issuer shall have the right within 90 days following the occurrence of such Tax Event (the "90 Day Period"), upon not less than 30 nor more than 60 days' notice, to redeem the Debentures in whole or in part for cash so long as such Tax Event is continuing at par plus any accrued and unpaid interest thereon to the dates of redemption, and, following such redemption, Trust Securities with and aggregate liquidation amount equal to the aggregate principal amount of the Debentures so redeemed shall be redeemed by the Trust at the Redemption Price on a Pro Rata basis; provided, however, that, if (i) at the time there is available to the Debenture Issuer or the Trust the opportunity to eliminate, within the 90 Day Period, the adverse effects of the Tax Event by taking some ministerial action, such as filing a form or making an election or pursuing some other similar reasonable measure that will have no adverse effect on the Trust, the Debenture Issuer or the Holders of the Trust Securities and (ii) if such notice has not been given, the Trust or the Debenture Issuer will pursue such measure in lieu of redemption.

               "Tax Event" means that the Trustees shall have received an opinion of a nationally recognized independent tax counsel to the Debenture Issuer experienced in such matters (a "Dissolution Tax Opinion") to the effect that, as a result of (a) any amendment to, clarification of or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, (b) any judicial decision, official administrative pronouncement, ruling, regulatory procedure, notice or announcement, including any notice or announcement of intent to adopt such procedures or regulations (an "Administrative Action"), or (c) any amendment to, clarification of, or change in the official position or the interpretation of any Administrative Action or judicial decision that differs from the theretofore generally accepted position, in each case, by any legislative body, court, governmental authority or regulatory body, irrespective of the manner in which such amendment, clarification or change is made known, which amendment, clarification, or change is effective or such Administrative Action or decision is announced, in each case, on or after the date of the Offering Memorandum, there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date thereof, subject to United States federal income tax with respect to interest accrued or received on the Debentures or subject to more than a de minimus amount of other taxes, duties or other governmental changes, (ii) any portion of interest payable by the Debenture Issuer to the Trust on the Debentures is not, or within 90 days of the date thereof will not be, deductible by the Debenture Issuer for United States federal income tax purposes or (iii) the Debenture Issuer could become liable to pay, on the next date on which any amount would be payable with respect to the Debentures, any Additional Interest (as defined in the Indenture).

               (d) The Trust may not redeem fewer than all the outstanding Capital Securities unless all accrued and unpaid Distributions have been paid on all Capital Securities for all semiannual Distribution periods terminating on or before the date of redemption. The rights of the Debenture Issuer described above if a Tax Event occurs are in addition to the right of the Debenture Issuer, as the holder of the Common Securities, at any time to dissolve the Trust, after satisfaction of liabilities to creditors of the Trust and cause the Debentures to be distributed to holders of the Trust Securities as described above.

               (e)  Redemption or Distribution Procedures.

                      (i) Notice of any redemption of, or notice of distribution of Debentures in exchange for, the Trust Securities (a "Redemption/Distribution Notice") will be given by the Trust by mail to each Holder of Trust Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this Section 4(e)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of such Trust Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of such Trust Securities at the address of each such Holder appearing on the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

                      (ii) In the event that fewer than all the outstanding Trust Securities are to be redeemed, the Trust Securities to be redeemed shall be redeemed Pro Rata from each Holder of Capital Securities; provided, however, that, in respect of Capital Securities registered in the name of and held of record by the Depositary or its nominee (or any successor Clearing Agency or its nominee), the Capital Securities shall be redeemed in accordance with the procedures of the Depositary (which may include redemption by lot), and the distribution of the proceeds of such redemption will be made to each Clearing Agency Participant (or Person on whose behalf such nominee holds such Trust Securities) in accordance with the procedures applied by such Clearing Agency or nominee.

                      (iii) If Trust Securities are to be redeemed and the Trust gives a Redemption/ Distribution Notice, which notice may only be issued if the Debentures are redeemed as set out in this Section 4 (which notice will be irrevocable), then (A) with respect to the Capital Securities, while the Capital Securities are in book-entry only form, provided that the Debenture Issuer has paid the Institutional Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Institutional Trustee will deposit irrevocably with the Depositary or its nominee (or successor Clearing Agency or its nominee), by 12:00 noon, New York city time, on the redemption date, funds sufficient to pay the applicable Redemption Price with respect to the Capital Securities and will give the Depositary irrevocable instructions and authority to pay the Redemption Price to the Holders of the Capital Securities, and (B) with respect to Capital Securities issued in definitive form and Common Securities, provided that the Debenture Issuer has paid the Institutional Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Institutional Trustee will pay the relevant Redemption Price to the Holders of such Trust Securities by check mailed to the address of each such Holder appearing on the books and records of the Trust on the redemption date. If a Redemption/Distribution Notice shall have been given and funds deposited as required then immediately prior to the close of business on the date of such deposit Distributions will cease to accrue on the Trust Securities so called for redemption and all rights of Holders of such Trust Securities so called for redemption will cease, except the right of the Holders of such Trust Securities to receive the applicable Redemption Price specified in Section 4(a), but without interest on such Redemption Price. If any date fixed for redemption of Trust Securities is not a Business Day, then payment of any such redemption price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of any Trust Securities is improperly withheld or refused and not paid either by the Institutional Trustee or by the Debenture Issuer as guarantor pursuant to the relevant Securities Guarantee, Distributions on such Trust Securities will continue to accrue at the then applicable rate from the original redemption date to the actual date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price. In the event of any redemption of Capital Securities issued by the Trust in part, the Trust shall not be required to (i) issue, register the transfer of or exchange any Trust Security during a period beginning at the opening of business 15 days before any selection for redemption of Capital Securities and ending at the close of business on the earliest date on which the relevant notice of redemption is deemed to have been given to all Holders of Capital Securities to be so redeemed or (ii) register the transfer of or exchange any Capital Securities so selected for redemption, in whole or in part, except for the unredeemed portion of any Capital Securities being redeemed in part.

                      (iv) Redemption/Distribution Notices shall be sent by the Administrators on behalf of the Trust to (A) in respect of the Capital Securities, the Depositary or its nominee (or any successor Clearing Agency or its nominee) if the Global Capital Securities have been issued or, if Definitive Capital Securities have been issued, to the Holders thereof, and (B) in respect of the Common Securities, to the Holder thereof.

                      (v) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding Capital Securities by tender, in the open market or by private agreement.

               5. Voting Rights - Capital Securities. (a) Except as provided under Sections 5(b) and 7 and as otherwise required by law and the Declaration, the Holders of the Capital Securities will have no voting rights. The Administrators are required to call a meeting of the Holders of the Capital Securities if directed to do so by Holders of at least 10% in liquidation amount of the Capital Securities.

               (b) Subject to the requirement that the Institutional Trustee obtain a tax opinion in certain circumstances set forth in the last sentence of this paragraph, the Holders of a Majority in liquidation amount of the Capital Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under the Declaration, including the right to direct the Institutional Trustee, as holder of the Debentures, to (i) exercise the remedies available under the Indenture as the holder of the Debentures, (ii) waive any past default that is waivable under the Indenture, or (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable or (iv) consent on behalf of all the holders of the Capital Securities to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required, provided, however, that, where a consent or action under the Indenture would require the consent or act of the holders of greater than a majority in principal amount of Debentures (a "Super Majority") affected thereby, the Institutional Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in aggregate liquidation amount of the Capital Securities outstanding which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. If the Institutional Trustee fails to enforce its rights under the Debentures after the Holders of a Majority in liquidation amount of such Capital Securities (or Super Majority, as the case may be) have so directed the Institutional Trustee, to the fullest extent permitted by law, a Holder of the Capital Securities may institute a legal proceeding directly against the Debenture Issuer to enforce the Institutional Trustee's rights under the Debentures without first instituting any legal proceeding against the Institutional Trustee or any other person or entity. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest or principal on the Debentures on the date the interest or principal is payable (or in the case of redemption, the redemption date), then a Holder of record of Capital Securities may directly institute a legal proceeding against the Debenture Issuer for enforcement of payment, on or after the respective due dates specified in the Debentures, to such Holder directly of the principal of or interest on the Debentures having an aggregate principal amount equal to the aggregate liquidation amount of the Capital Securities of such Holder. The Institutional Trustee shall notify all Holders of the Capital Securities of any default actually known to the Institutional Trustee with respect to the Debentures unless (x) such defaults have been cured prior to the giving of such notice or (y) the Institutional Trustee determines in good faith that the withholding of such notice is in the interest of the Holders of the Capital Securities, except where the default relates to the payment of principal of or interest on any of the Debentures. Such notice shall state that such Indenture Event of Default also constitutes an Event of Default hereunder. Except with respect to directing the time, method and place of conducting a proceeding for a remedy, the Institutional Trustee shall not take any of the actions described in clauses (i), (ii) or (iii) above unless the Institutional Trustee has obtained an opinion of tax counsel to the effect that, as a result of such action, the Trust will not be classified as other than a grantor trust for United States federal income tax purposes.

               In the event the consent of the Institutional Trustee, as holder of the Debentures, is required under the Indenture with respect to any amendment, modification or termination of the Indenture, the Institutional Trustee shall request the direction of the Holders of the Trust Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by a Majority in liquidation amount of the Trust Securities voting together as a single class; provided, however, that where a consent under the Indenture would require the consent of a Super-Majority, the Institutional Trustee may only give such consent at the direction of the Holders of at least the proportion in liquidation amount of such Trust Securities outstanding which the relevant Super-Majority represents of the aggregate principal amount of the Debentures outstanding. The Institutional Trustee shall not take any such action in accordance with the directions of the Holders of the Trust Securities unless the Institutional Trustee has obtained an opinion of tax counsel to the effect that, as a result of such action, the Trust will not be classified as other than a grantor trust for United States federal income tax purposes.

               A waiver of an Indenture Event of Default will constitute a waiver of the corresponding Event of Default hereunder. Any required approval or direction of Holders of

Capital Securities may be given at a separate meeting of Holders of Capital Securities convened for such purpose, at a meeting of all of the Holders of Trust Securities in the Trust or pursuant to written consent. The Institutional Trustee will cause a notice of any meeting at which Holders of Capital Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of Capital Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents. No vote or consent of the Holders of the Capital Securities will be required for the Trust to redeem and cancel Capital Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Trust Securities.

               Notwithstanding that Holders of Capital Securities are entitled to vote or consent under any of the circumstances described above, the Capital Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not entitle the Holder thereof to vote or consent and shall, for purposes of such vote or consent, be treated as if such Capital Securities were not outstanding.

               In no event will Holders of the Capital Securities have the right to vote to appoint, remove or replace the Administrators, which voting rights are vested exclusively in the Sponsor as the Holder of all of the Common Securities of the Trust. Under certain circumstances as more fully described in the Declaration, Holders of a Majority in liquidation amount of the Capital Securities have the right to vote to appoint, remove or replace the Institutional Trustee and the Delaware Trustee.

               6. Voting Rights - Common Securities. (a) Except as provided under Sections 6(b), 6(c) and 7 and as otherwise required by law and the Declaration, the Common Securities will have no voting rights.

                (b) The Holders of the Common Securities are entitled, in accordance with Article V of the Declaration, to vote to appoint, remove or replace any Administrators.

               (c) Subject to Section 2.6 of the Declaration and only after each Event of Default (if any) with respect to the Capital Securities has been cured, waived, or otherwise eliminated and subject to the requirements of the second to last sentence of this paragraph, the Holders of a Majority in liquidation amount of the Common Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under the Declaration, including (i) directing the time, method, place of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred on the Debenture Trustee with respect to the Debentures, (ii) waive any past default and its consequences that is waivable under the Indenture, or (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable, provided, however, that, where a consent or action under the Indenture would require a Super Majority, the Institutional Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Common Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. Notwithstanding this Section 6(c), the Institutional Trustee shall not revoke any action previously authorized or approved by a vote or consent of the Holders of the Capital Securities. Other than with respect to directing the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee or the Debenture Trustee as set forth above, the Institutional Trustee shall not take any action described in (i),
(ii) or (iii) above, unless the Institutional Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action. If the Institutional Trustee fails to enforce its rights under the Declaration, any Holder of Common Securities may institute a legal proceeding directly against any Person to enforce the Institutional Trustee's rights under the Declaration, without first instituting a legal proceeding against the Institutional Trustee or any other Person.

               Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Trust Securities in the Trust or pursuant to written consent. The Administrators will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

               No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Trust Securities.

               7. Amendments to Declaration and Indenture. (a) In addition to any requirements under Section 12.1 of the Declaration, if any proposed amendment to the Declaration provides for, or any authorized Trustee otherwise proposes to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Trust Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the Liquidation of the Trust, other than as described in Section 8.1 of the Declaration, then the Holders of outstanding Trust Securities, voting together as a single class, will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of the Holders of at least a Majority in liquidation amount of the Trust Securities affected thereby; provided, however, if any amendment or proposal referred to in clause (i) above would adversely affect only the Capital Securities or only the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a Majority in liquidation amount of such class of Trust Securities.

               (b) In the event the consent of the Institutional Trustee as the holder of the Debentures is required under the Indenture with respect to any amendment, modification or termination of the Indenture, the Debentures, the Institutional Trustee shall request the written direction of the Holders of the Trust Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification, or termination as directed by a Majority in liquidation amount of the Trust Securities voting together as a single class; provided, however, that where a consent under the Indenture would require a Super Majority, the Institutional Trustee may only give such consent at the direction of the Holders of at least the proportion in liquidation amount of the Trust Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding.

               (c) Notwithstanding the foregoing, no amendment or modification may be made to a Declaration if such amendment or modification would (i) cause the Trust to be classified for purposes of United States federal income taxation as other than a grantor trust, (ii) reduce or otherwise adversely affect the powers of the Institutional Trustee or (iii) cause the Trust to be deemed an "investment company" which is required to be registered under the Investment Company Act.

               (d) Notwithstanding any provision of the Declaration, the right of any Holder of Capital Securities to receive payment of Distributions and other payments upon redemption or otherwise, on or after their respective due dates, or to institute a suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder. For the protection and enforcement of the foregoing provision, each and every Holder of Capital Securities shall be entitled to such relief as can be given either at law or equity.

               8. Pro Rata. A reference in these terms of the Trust Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of Trust Securities according to the aggregate liquidation amount of the Trust Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Trust Securities outstanding unless, in relation to a payment, an Event of Default has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Capital Securities Pro Rata according to the aggregate liquidation amount of Capital Securities held by the relevant Holder relative to the aggregate liquidation amount of all Capital Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Capital Securities, to each Holder of Common Securities Pro Rata according to the aggregate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding.

               9. Ranking. The Capital Securities rank pari passu and payment thereon shall be made Pro Rata with the Common Securities except that, where an Event of Default has occurred and is continuing, the rights of Holders of the Common Securities to payment in respect of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of the Holders of the Capital Securities with the result that no payment of any Distribution on, or Redemption Price of, any Common Security, and no other payment on account of redemption, liquidation or otherwise in respect of Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions on all outstanding Capital Securities for all distribution periods terminating on or prior thereto, or in the case of payment of the Redemption Price the full amount of such Redemption Price on all outstanding Capital Securities then called for redemption, shall have been made or provided for, and all funds immediately available to the Institutional Trustee shall first be applied to he payment in full in cash of all Distributions on, or the Redemption Price of, Capital Securities then due and payable.

               10. Registration Rights Agreement. Subject to certain terms and conditions set forth in the Registration Rights Agreement, Holders of Initial Capital Securities, under certain circumstances described in the Registration Rights Agreement, will be entitled to receive Special Payments (as defined in the Registration Rights Agreement).

               11. Acceptance of Securities Guarantee and Indenture. Each Holder of Capital Securities and Common Securities, by the acceptance of such Trust Securities, agrees to the provisions of the Capital Securities Guarantee and the Common Securities Guarantee, respectively, including the respective subordination provisions contained therein.

               12. No Preemptive Rights. The Holders of the Trust Securities shall have no preemptive or similar rights to subscribe for any additional securities.

               13. Miscellaneous. These terms constitute a part of the Declaration. The Sponsor will provide a copy of the Declaration, the Capital Securities Guarantee or the Common Securities Guarantee (as may be appropriate), and the Indenture to a Holder without charge on written request to the Sponsor at its principal place of business.

                                   EXHIBIT A-1

                  FORM OF INITIAL CAPITAL SECURITY CERTIFICATE

                           [FORM OF FACE OF SECURITY]

               [Include the following Restricted Securities Legend on all Initial Capital Securities, including Rule 144A Global Capital Securities and Restricted Definitive Capital Securities, unless otherwise determined by the Sponsor in accordance with applicable law ----THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH TRANSAMERICA CORPORATION (THE "COMPANY") OR TRANSAMERICA CAPITAL III (THE "TRUST") OR ANY AFFILIATE OF THE COMPANY OR THE TRUST WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) (THE "RESALE RESTRICTION TERMINATION DATE") ONLY (A) TO THE COMPANY OR THE TRUST, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a) (1),
(2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUST'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (X) PURSUANT TO CLAUSE (D), TO REQUIRE THAT THE TRANSFEROR DELIVER TO THE TRUST A LETTER SUBSTANTIALLY IN THE FORM OF ANNEX A TO THE OFFERING MEMORANDUM DATED NOVEMBER 7, 1997 FROM THE TRANSFEREE AND (Y) PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM IN ACCORDANCE WITH THE DECLARATION OF TRUST, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY OR THE TRUST. THE HOLDER OF THIS SECURITY AGREES THAT IT



                                     A-1-1

WILL COMPLY WITH THE FOREGOING RESTRICTIONS. SECURITIES OWNED BY A PURCHASER THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER MAY NOT BE HELD IN BOOK-ENTRY FORM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF A HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.]

               [Include if Capital Security is in the form of a Restricted Definitive Capital Security -- IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRUST AS SUCH CERTIFICATE AND OTHER INFORMATION AS MAY BE REQUIRED BY THE DECLARATION TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.]

               [Include if Capital Security is the global form and The Depository Trust Company is the Clearing Agency -- UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OF TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

               TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE DECLARATION REFERRED TO BELOW.]




                                     A-1-2

              Certificate Number            Number of Capital Securities

                              CUSIP NO ___________

                   Certificate Evidencing Capital Securities

                                       of

                            TRANSAMERICA CAPITAL III

             7 5/8% Capital Trust Pass-through Securities(R)(TRUPS(R))

                       (liquidation amount $1,000 per Capital Security)

               TRANSAMERICA CAPITAL III, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that ______________ (the "Holder") is the registered owner of securities of the Trust representing undivided beneficial interests in the assets of the Trust, designated the 7 5/8% Capital Trust Pass-through Securities(R) (liquidation amount $1,000 per Capital Security) (the "Capital Securities"). Subject to the Declaration (as defined below), the Capital Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this Certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities represented hereby are issued pursuant to, and shall in all respects be subject to, the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of November 14, 1997, among David C. Thomas, Mark A. McEachen and Joseph Martinetto as Administrators, First Chicago Delaware Inc., as Delaware Trustee, The First National Bank of Chicago, as Institutional Trustee, Transamerica Corporation, as Sponsor, and the holders from time to time of undivided beneficial interests in the assets of the Trust, including the designation of the terms of the Capital Securities as set forth in Annex I to the Declaration, as the same may be amended from time to time (the "Declaration"). Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Capital Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Capital Securities Guarantee and the Indenture to the Holder without charge upon written request to the Trust at its principal place of business.

               Upon receipt of this Capital Security, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

               By acceptance of this Capital Security, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Capital Securities as evidence of beneficial ownership in the Debentures.

               This Capital Security is governed by, and construed in accordance with, the laws of the State of Delaware, without regard to principles of conflict of laws.



                                     A-1-3

               IN WITNESS WHEREOF, the Trust has executed this certificate this ___th day of ------,------.

                                               TRANSAMERICA CAPITAL III


                                               By:______________________________
                                                   Name:
                                                   Title: Administrator



                                     A-1-4

                          CERTIFICATE OF AUTHENTICATION

               This is one of the Capital Securities referred to in the within-mentioned Declaration.


               Dated:_________________



                                     THE FIRST NATIONAL BANK OF CHICAGO, as the
                                        Institutional Trustee


                                      By:___________________________________
                                         Name:
                                         Title:


                                     A-1-5

                          [FORM OF REVERSE OF SECURITY]

               Distributions payable on each Capital Security will be fixed at a rate per annum of 7 5/8 % (the "Coupon Rate") of the stated liquidation amount of $1,000 per Capital Security, such rate being the rate of interest payable on the Debentures to be held by the Institutional Trustee. Except as set forth below in respect of an Extension Period, Distributions in arrears for more than a semiannual period will bear interest thereon compounded semiannually at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes cash distributions and any such compounded interest payable on the Debentures unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available therefor. The amount of Distributions payable for any period will be computed on the basis of a 360-day year of twelve 30-day months. The amount of Distributions payable for any period shorter than a full semiannual Distribution period will be computed on the basis of the actual number of days elapsed per 30-day month.

               Except as otherwise described below, Distributions on the Capital Securities will be cumulative, will accrue from the date of original issuance and will be payable semiannually in arrears on November 15 and May 15 of each year, commencing on May 15, 1998. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period (each an "Extension Period") at any time and from time to time on the Debentures, subject to certain conditions, although such interest would continue to accrue on the Debentures at a rate of 7 5/8 % per annum, compounded semiannually to the extent permitted by law during any Extension Period. If such right is exercised, semiannual Distributions on the Capital Securities will also be deferred (though such Distributions would continue to accrue at the distribution rate of 7 5/8 % per annum, compounded semiannually to the extent permitted by law) during any Extension Period. Such right to extend any interest payment period in respect of the Debentures is limited to one or more Extension Periods, each not exceeding 10 consecutive semiannual periods, provided, however, that no Extension Period shall be initiated while accrued interest from a prior, completed Extension Period is unpaid or while the Debenture Issuer is in default in the payment of interest that has become due and payable on the Debentures, and, provided, further, that no Extension Period shall extend beyond the Maturity Date of the Debentures. Prior to the termination of any such Extension Period in respect of the Debentures, the Debenture Issuer may further extend the interest payment period; provided that each such Extension Period in respect of the Debentures, together with all such previous and further extensions thereof, may not exceed 10 consecutive semiannual periods or extend beyond the Maturity Date of the Debentures. Upon the termination of any Extension Period of the Debentures and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements. As a consequence of such deferral, Distributions will also be deferred. If Distributions are deferred, the Distributions due shall be paid on the date that the related Extension Period terminates, or, if such date is not a Distribution Payment Date, on the immediately following Distribution Payment Date, to Holders of the Capital Securities as they appear on the books and records of the Trust on the record date immediately preceding such date. Distributions on the Capital Securities must be paid on the dates payable (after giving effect to any Extension Period) to the extent that the Trust has funds available for the payment of such Distributions in the Property Account of the Trust. The Trust's funds available for distribution to the Holders of the Trust Securities will be limited to payments



                                     A-1-6
received from the Debenture Issuer. The payment of Distributions out of moneys held by the Trust is guaranteed by the Guarantor pursuant to the Capital Securities Guarantee.

               The Capital Securities shall be redeemable as provided in the Declaration.

               Subject to certain terms and conditions set forth in the Registration Rights Agreement (as defined in the Declaration), Holders of Capital Securities, under certain circumstances described in the Registration Rights Agreement, will be entitled to receive Special Payments (as defined in the Registration Rights Agreement).



                                     A-1-7

                                   ASSIGNMENT

               FOR VALUE RECEIVED, the undersigned assigns and transfers this Capital Security Certificate to:


          ___________________________________________________________

          ___________________________________________________________

          ___________________________________________________________


          (Insert assignee's social security or tax identification number)

          ___________________________________________________________

          ___________________________________________________________

          ___________________________________________________________


         (Insert address and zip code of assignee) and irrevocably appoints

          ___________________________________________________________

          ___________________________________________________________

          ___________________________________________________________



agent to transfer this Capital Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

               Date:_________________________________________________

               Signature:____________________________________________

               (Sign exactly as your name appears on the other side of this Capital Security Certificate)

               Signature Guarantee:(*)_______________________________


* Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Security registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Security registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.



                                     A-1-8

[Include the following if the Capital Security bears a Restricted Securities Legend --

In connection with any transfer of any of the Capital Securities evidenced by this Certificate, the undersigned confirms that such Capital Securities are being:

CHECK ONE BOX BELOW

      (1)   [ ]   exchanged for the undersigned's own account without transfer;
                  or

      (2)   [ ]   transferred pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

      (3)   [ ]   to an institutional "accredited investor" within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act of 1933 that is acquiring the Capital
                  Securities for its own account, or for the account of such an institutional "accredited investor," for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act of 1933; or

      (4)   [ ]   transferred pursuant to another available exemption from the registration requirements of the Securities Act of 1933; or

      (5)   [ ]   transferred pursuant to an effective registration statement.

Unless one of the boxes is checked, the Transfer Agent will refuse to register any of the Capital Securities evidenced by this Certificate in the name of any person other than the Holder hereof; provided, however, that if box (3) or (4) is checked, the Transfer Agent may require, prior to registering any such transfer of Capital Securities, such legal opinions, certifications and other information as the Trust has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act; provided, further, that (i) if box (2) is checked, the transferee shall be deemed to have certified that it has been notified that such transfer is being made in reliance upon Rule 144A and that it is qualified institutional buyer, as defined in Rule 144A, purchasing such Capital Securities for its own account or for one or more accounts over which it exercises sole investment discretion or (ii) if box (3) is checked, the transferee must also provide to the Transfer Agent an Accredited Investor Letter in the form attached as Annex A to the Offering Memorandum of the Trust dated November 7, 1997; provided, further, that after the date on which a registration statement has been filed and declared effective by the Securities and Exchange Commission, and so long as such registration statement continues to be effective, only then may the Transfer Agent permit transfers for which box (5) has been checked.


                                       Signature______________________________



                                     A-1-9

                                   EXHIBIT A-2

                  FORM OF EXCHANGE CAPITAL SECURITY CERTIFICATE

                           [FORM OF FACE OF SECURITY]

               [Include if Capital Security is in the form of an Exchange Global Capital Security and The Depository Trust Company is the Clearing Agency -- UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OF TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

               TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE DECLARATION REFERRED TO BELOW.]


                Certificate Number     Number of Capital Securities

                              CUSIP NO ___________

                    Certificate Evidencing Capital Securities

                                       of

                            TRANSAMERICA CAPITAL III

           7 5/8 % Capital Trust Pass-through Securities(R) (TRUPS(R))

                (liquidation amount $1,000 per Capital Security)

               TRANSAMERICA CAPITAL III, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that ______________ (the "Holder") is the registered owner of securities of the Trust representing undivided beneficial interests in the assets of the Trust, designated the 7 5/8 % Capital Trust Pass-through SecuritiesR (liquidation amount $1,000 per Capital Security) (the "Capital Securities"). Subject to the Declaration (as defined below), the Capital Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this Certificate duly endorsed and in



                                     A-2-1
proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities represented hereby are issued pursuant to, and shall in all respects be subject to, the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of November 14, 1997, among David C. Thomas, Mark A. McEachen and Joseph Martinetto as Administrators, First Chicago Delaware Inc., as Delaware Trustee, The First National Bank of Chicago, as Institutional Trustee, Transamerica Corporation, as Sponsor, and the holders from time to time of undivided beneficial interests in the assets of the Trust, including the designation of the terms of the Capital Securities as set forth in Annex I to the Declaration, as the same may be amended from time to time (the "Declaration"). Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Capital Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Capital Securities Guarantee and the Indenture to the Holder without charge upon written request to the Trust at its principal place of business.

               Upon receipt of this Capital Security, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

               By acceptance of this Capital Security, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Capital Securities as evidence of beneficial ownership in the Debentures.

               This Capital Security is governed by, and construed in accordance with, the laws of the State of Delaware, without regard to principles of conflict of laws.

               IN WITNESS WHEREOF, the Trust has executed this certificate this ___th day of --------, -------.

                                       TRANSAMERICA CAPITAL III


                                       By:________________________________
                                          Name:
                                          Title: Administrator



                                     A-2-2

                          CERTIFICATE OF AUTHENTICATION

               This is one of the Capital Securities referred to in the within-mentioned Declaration.


               Dated:_________________



                                       THE FIRST NATIONAL BANK OF CHICAGO,
                                          as the Institutional Trustee


                                       By:_________________________________
                                          Name:
                                          Title:


                                     A-2-3

                          [FORM OF REVERSE OF SECURITY]

               Distributions payable on each Capital Security will be fixed at a rate per annum of 7 5/8 % (the "Coupon Rate") of the stated liquidation amount of $1,000 per Capital Security, such rate being the rate of interest payable on the Debentures to be held by the Institutional Trustee. Except as set forth below in respect of an Extension Period, Distributions in arrears for more than a semiannual period will bear interest thereon compounded semiannually at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes cash distributions and any such compounded interest payable on the Debentures unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available therefor. The amount of Distributions payable for any period will be computed on the basis of a 360-day year of twelve 30-day months. The amount of Distributions payable for any period shorter than a full semiannual Distribution period will be computed on the basis of the actual number of days elapsed per 30-day month.

               Except as otherwise described below, Distributions on the Capital Securities will be cumulative, will accrue from the date of original issuance and will be payable semiannually in arrears on November 15 and May 15 of each year, commencing on May 15, 1998. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period (each an "Extension Period") at any time and from time to time on the Debentures, subject to certain conditions, although such interest would continue to accrue on the Debentures at a rate of 7 5/8 % per annum, compounded semiannually to the extent permitted by law during any Extension Period. If such right is exercised, semiannual Distributions on the Capital Securities will also be deferred (though such Distributions would continue to accrue at the distribution rate of 7 5/8 % per annum, compounded semiannually to the extent permitted by law) during any Extension Period. Such right to extend any interest payment period in respect of the Debentures is limited to one or more Extension Periods, each not exceeding 10 consecutive semiannual periods, provided, however, that no Extension Period shall be initiated while accrued interest from a prior, completed Extension Period is unpaid or while the Debenture Issuer is in default in the payment of interest that has become due and payable on the Debentures and, provided, further, that no Extension Period shall extend beyond the Maturity Date of the Debentures. Prior to the termination of any such Extension Period in respect of the Debentures, the Debenture Issuer may further extend the interest payment period; provided that each such Extension Period in respect of the Debentures, together with all such previous and further extensions thereof, may not exceed 10 consecutive semiannual periods or extend beyond the Maturity Date of the Debentures. Upon the termination of any Extension Period of the Debentures and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements. As a consequence of such deferral, Distributions will also be deferred. If Distributions are deferred, the Distributions due shall be paid on the date that the related Extension Period terminates, or, if such date is not a Distribution Payment Date, on the immediately following Distribution Payment Date, to Holders of the Capital Securities as they appear on the books and records of the Trust on the record date immediately preceding such date. Distributions on the Capital Securities must be paid on the dates payable (after giving effect to any Extension Period) to the extent that the Trust has funds available for the payment of such Distributions in the Property Account of the Trust. The Trust's funds available for distribution to the Holders of the Trust Securities will be limited to payments



                                     A-2-4
received from the Debenture Issuer. The payment of Distributions out of moneys held by the Trust is guaranteed by the Guarantor pursuant to the Capital Securities Guarantee.

               The Capital Securities shall be redeemable as provided in the Declaration.



                                     A-2-5

                                   ASSIGNMENT

               FOR VALUE RECEIVED, the undersigned assigns and transfers this Capital Security Certificate to:


               __________________________________________________

               __________________________________________________

               __________________________________________________

              (Insert assignee's social security or tax identification number)


               __________________________________________________

               __________________________________________________

               __________________________________________________

              (Insert address and zip code of assignee) and irrevocably appoints agent to transfer this Capital Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

               Date:_____________________________________________

               Signature:________________________________________

               (Sign exactly as your name appears on the other side of this Capital Security Certificate)

               Signature Guarantee:*_____________________________


* Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Security registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Security registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.



                                     A-2-6

                                   EXHIBIT A-3

                       FORM OF COMMON SECURITY CERTIFICATE

               [THIS COMMON SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM REGISTRATION OR AN EFFECTIVE REGISTRATION STATEMENT.]

               [THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED.]

               Certificate Number          Number of Common Securities

                    Certificate Evidencing Common Securities

                                       of

                            TRANSAMERICA CAPITAL III

               TRANSAMERICA CAPITAL III, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that Transamerica Corporation (the "Holder") is the registered holder of common securities of the Trust representing undivided beneficial interests in the assets of the Trust (the "Common Securities"). The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued pursuant to, and shall in all respects be subject to, the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of November 14, 1997, among David C. Thomas, Mark
A. McEachen and Joseph Martinetto, as Administrators, First Chicago Delaware Inc., as Delaware Trustee, The First National Bank of Chicago, as Institutional Trustee, Transamerica Corporation as Sponsor and the holders from time to time of undivided beneficial interest in the assets of the Trust including the designation of the terms of the Common Securities as set forth in Annex I to the Declaration, as the same may be amended from time to time (the "Declaration"). Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Common Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Common Securities Guarantee and the Indenture to the Holder without charge upon written request to the Sponsor at its principal place of business.

               As set forth in the Declaration, where an Event of Default has occurred and is continuing, the rights of Holders of Common Securities to payment in respect of Distributions and payments upon Liquidation, redemption or otherwise are subordinated to the rights of payment of Holders of the Capital Securities.

               Upon receipt of this Certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.



                                     A-3-1

               By acceptance of this Certificate, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Common Securities as evidence of undivided beneficial ownership in the Debentures.

               This Common Security is governed by, and construed in accordance with, the laws of the State of Delaware, without regard to principles of conflict of laws.

               IN WITNESS WHEREOF, the Trust has executed this certificate this th day of ________, 1997.

                                               TRANSAMERICA CAPITAL III


                                               By:______________________________
                                                   Name:
                                                   Title: Administrator





                                     A-3-2

                          [FORM OF REVERSE OF SECURITY]

               Distributions payable on each Common Security will be identical in amount to the Distributions payable on each Capital Security, which is at a rate per annum of 7 5/8% (the "Coupon Rate") of the stated liquidation amount of $1,000 per Capital Security, such rate being the rate of interest payable on the Debentures to be held by the Institutional Trustee. Except as set forth below in respect of an Extension Period, Distributions in arrears for more than one semiannual period will bear interest thereon compounded semiannually at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes cash distributions and any such compounded distribution payable on the Debentures unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available therefor. The amount of Distributions payable for any period will be computed on the basis of a 360-day year of twelve 30-day months. The amount of Distributions payable for any period shorter than a full semiannual Distribution period will be computed on the basis of the actual number of days elapsed per 30-day month.

               Except as otherwise described below, Distributions on the Common Securities will be cumulative, will accrue from the date of original issuance and will be payable semiannually in arrears on November 15 and May 15 of each year, commencing on May 15, 1998. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending interest payment period (each an "Extension Period") at any time and from time to time on the Debentures, subject to certain conditions, although such interest would continue to accrue on the Debentures at a rate of 7 5/8% per annum, compounded semiannually to the extent permitted by law during any Extension Period. If such right is exercised, semiannual distributions on the Common Securities will also be deferred (though such Distributions would continue to accrue at the Distribution rate of 7 5/8% per annum, compounded semiannually to the extent permitted by law) during any Extension Period. Such right to extend any interest payment period in respect of the Debentures is limited to one or more Extension Periods, each not exceeding 10 consecutive semiannual periods, provided, however, that no Extension Period shall be initiated while accrued interest from a prior, completed Extension Period is unpaid or while the Debenture Issuer is in default in the payment of interest that has become due and payable on the Debentures; and, provided, further, that no Extension Period shall extend beyond the Maturity Date of the Debentures. Prior to the termination of any such Extension Period in respect of a series of Debentures, the Debenture Issuer may further extend the interest payment period; provided that each such Extension Period in respect of the Debentures, together with all such previous and further extensions thereof, may not exceed 10 consecutive semiannual periods or extend beyond the Maturity Date of the Debentures. Upon the termination of any Extension Period of the Debentures and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements. As a consequence of such deferral, Distributions will also be deferred. If Distributions are deferred, the Distributions due shall be paid on the date that the related Extension Period terminates, or, if such date is not a Distribution Payment Date, on the immediately following Distribution Payment Date, to Holders of the Common Securities as they appear on the books and records of the Trust on the record date immediately preceding such date. Distributions on the Common Securities must be paid on the dates payable (after giving effect to any Extension Period) to the extent that the Trust has funds available for the payment of such Distributions in the Property Account of the Trust. The Trust's



                                     A-3-3
funds available for distribution to the Holders of the Common Securities will be limited to payments received from the Debenture Issuer. The payment of Distributions out of moneys held by the Trust is guaranteed by the Guarantor pursuant to the Common Securities Guarantee.

               The Common Securities shall be redeemable as provided in the Declaration.




                                     A-3-4

                                   ASSIGNMENT

               FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security Certificate to:


              ___________________________________________________

              ___________________________________________________

              ___________________________________________________


             (Insert assignee's social security or tax identification number)


              ___________________________________________________

              ___________________________________________________

              ___________________________________________________


              (Insert address and zip code of assignee)

              and irrevocably appoints___________________________

              ___________________________________________________

              ___________________________________________________

              ___________________________________________________

              ______________________________________________________ agent to transfer this Common Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

              Date:______________________________________________

              Signature:_________________________________________
              (Sign exactly as your name appears on the other side of this Common Security Certificate)

              Signature:_________________________________________
              (Sign exactly as your name appears on the other side of this Common Security Certificate)

              Signature Guarantee*:______________________________



* Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union, meeting the requirements of the Security registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Security registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.



                                     A-3-5

                                                                       EXHIBIT B


                         FORM OF TRANSFEREE CERTIFICATE
                             TO BE EXECUTED BY IAIs

                                                               __________, 199__

Transamerica Corporation
Transamerica Capital III
c/o Transamerica Corporation
600 Montgomery Street
San Francisco, California  94111




Re: Purchase of $1,000 stated liquidation amount of 7 5/8% Capital Trust Pass-through Securities R(TruPS) R (the "Capital Securities") of Transamerica Capital III (the "Trust")

Ladies and Gentlemen:

               In connection with our purchase of the Capital Securities we confirm that:

               1. We understand that the 7 5/8% Capital Trust Pass-through SecuritiesSM (the "Capital Securities") (including the guarantee (the "Guarantee") of Transamerica Corporation ("Transamerica") executed in connection therewith) and the 7 5/8% Junior Subordinated Deferrable Interest Debentures due 2037 (the "Subordinated Debt Securities") of Transamerica, the Capital Securities, the Guarantee, and Subordinated Debt Securities together being referred to herein as "Offered Securities") have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be offered or sold except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing the Offered Securities that, if, prior to the date which is two years after the later of the date of original issue of the Offered Securities and the last date on which Transamerica, the Trust or any affiliate of Transamerica or the Trust was the owner of such Offered Securities (the "Resale Restriction Termination Date"), we decide to offer, sell or otherwise transfer any such Offered Securities, such offer, sale or transfer will be made only (a) to Transamerica or the Trust, (b) pursuant to an effective registration statement under the Securities Act, (c) so long as the Offered Securities are eligible for resale pursuant to Rule 144A under the Securities Act, to a person we reasonably believe is a qualified institutional buyer under Rule 144A (a "QIB") that purchases for its own account or for the account of a QIB and to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) to an institutional "accredited investor" with the meaning of subparagraph (a) (1),
(2), (3) or (7) of Rule 501 under the Securities Act that is acquiring Offered Securities for its own account or for the account of such an institutional accredited investor for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act, or (e) pursuant to another available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirements of law that the disposition of our property or the property of such investor account or accounts be at all times within our or their control and to compliance with any state securities laws. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the Offered Securities is proposed to be made pursuant to clause (d) above prior to the Resale Restriction Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Trust and Transamerica, which shall provide as applicable, among other things, that the transferee is an institutional "accredited investor" within the meaning of subparagraph (a) (1), (2), (3) or
(7) of Rule 501 under the Securities Act that is acquiring such Offered Securities for investment purposes and not for distribution in violation of the Securities Act. We acknowledge on our behalf and on behalf of any investor account for which we are purchasing Offered Securities that the Trust and Transamerica reserve the right prior to any offer, sale or other transfer pursuant to clauses (d) or (e) prior to the Resale Restriction Termination Date of the Offered Securities to require the delivery of any opinion of counsel, certifications and/or other information satisfactory to the Trust and Transamerica. We understand that the certificates for any Offered Security that we receive will bear a legend substantially to the effect of the foregoing.

               2. We are an institutional "accredited investor" with the meaning of subparagraph (a) (1), (2), (3) or (7) of Rule 501 under the Securities Act purchasing for our own account or for the account of such an institutional "accredited investor," and we are acquiring the Offered Securities for the investment purposes and not with view to, or for offer or sale in connection with, any distribution in violation of the Securities Act and we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Offered Securities, and we and any account for which we are acting are each able to bear the economic risks of our or its investment.

               3. We are acquiring the Offered Securities purchased by us for our own account (or for one or more accounts as to each of which we exercise sole investment discretion and have authority to make, and do make, the statements contained in this letter) and not with a view to any distribution of the Offered Securities, subject, nevertheless, to the understanding that the disposition of our property will at all times be and remain within our or their control.

               4. We acknowledge that any information we desire concerning Transamerica, the Trust and the Capital Securities or any other matter relevant to our decision to purchase the Capital Securities is or has been made available to us.

               5. In the event that we purchase any Capital Securities or exchange such Capital Securities for related Exchange Securities (or receive any Subordinated Debt Securities or related Exchange Securities upon liquidation of the Trust), we will acquire and hold such Capital Securities or related Exchange Securities having an aggregate stated liquidation amount of not less than $100,000 (or such Subordinated Debt Securities having an aggregate principal amount not less than $100,000), for our own account and for each separate account for which we are acting.

               6. We acknowledge that we (A) are not ourselves, and are not acquiring Offered Securities with "plan assets" of an employee benefit or other plan subject to Title I of the

Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or
Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (each, a "Plan"), or an entity whose underlying assets include "plan assets" by reason of any Plan's investment in the entity (a "Plan Asset Entity") or (B) (1) are ourselves, or are acquiring Offered Securities with the assets of an "investment fund" (within the meaning of Part V(b) of PTCE 84-14) managed by a "qualified professional asset manager" (within the meaning of Part V(a) of PTCE 84-14 which has made or properly authorized the decision for such fund to purchase Offered Securities, under circumstances such that PTCE 84-14 is applicable to the purchase and holding of such Offered Securities for so long as we hold such securities, (2) are ourselves, or are acquiring Offered Securities with the assets of, a Plan managed by an "in-house asset manager" (within the meaning of Part IV(a) of PTCE 96-23) which has made or properly authorized the decision for such Plan to purchase Offered Securities, under circumstances such that PTCE 96-23 is applicable to the purchase and holding of such Offered Securities for so long as we hold such securities, (3) are an insurance company pooled separate account purchasing Offered Securities pursuant to Part 1 of PTCE 90-1 or a bank collective investment fund purchasing the Offered Securities pursuant to Part 1 of PTCE 91-38, and in either case no Plan owns more than 10% of the assets of such account or collective fund (when aggregated with other Plans of the same employer (or its affiliates) or employee organization) or (4) are an insurance company using the assets of its general account to purchase the Offered Securities pursuant to Part I of PTCE 95-60, in which case the reserves and liabilities for the general account contracts held by or on behalf of any Plan, together with any other Plans maintained by the same employer (or its affiliates) or employee organization, do not exceed 10% of the total reserves and liabilities of the insurance company general account (exclusive of separate account liabilities), plus surplus as set forth in the National Association of Insurance Commissioners Annual Statement filed with the state of domicile of the insurer.

               7. We acknowledge that Transamerica, the Trust, and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations, warranties and agreements.

                                       Very truly yours,


                                       _______________________________________
                                       (Name of Purchaser)


                                       By:____________________________________

                                       Date:__________________________________


               Upon transfer of the Offered Securities would be registered in the name of the new beneficial owner as follows:

Name:_________________________________________________________________________

Address:______________________________________________________________________

Taxpayer ID Number:  _____________________

                                                                       EXHIBIT C

                         FORM OF TRANSFEREE CERTIFICATE
                             TO BE EXECUTED FOR QIBs

                                                               __________, 199__

Transamerica Corporation
Transamerica Capital III
c/o Transamerica Corporation
600 Montgomery Street
San Francisco, California  94111

Re: Purchase of $1,000 stated liquidation amount of 7 5/8 % Capital Trust Pass-through Securities R(TRUPS) R (the "Capital Securities") of Transamerica Capital III (the "Trust")

               Reference is hereby made to the Amended and Restated Declaration of Trust dated as of November 14, 1997 (the "Declaration") among David C. Thomas, Mark A. McEachen, and Joseph Martinetto, as Administrators, First Chicago Delaware Inc., as the Delaware Trustee, The First National Bank of Chicago, as the Institutional Trustee, Transamerica Corporation, as Sponsor, and the holders from time to time of undivided beneficial interest in the assets of the Trust. Capitalized terms used but not defined herein shall have the meanings given them in the Declaration.

               This letter relates to $________________ aggregate liquidation amount of Capital Securities which are held in the name of [name of transferor] (the "Transferor") to effect the transfer of such Capital Securities in exchange for an equivalent beneficial interest in the Rule 144A Global Capital Security.

               In connection with such request, and in respect to such Capital Securities, the transferor does hereby certify that such Capital Securities are being transferred in accordance with (i) the transfer restrictions set forth in the Capital Securities and (ii) Rule 144A under the United States Securities Act of 1933, as amended ("Rule 144A"), to a transferee that the Transferor reasonably believes is purchasing the Capital Securities for its own account or an account with respect to which the transferee exercises sole investment discretion and the transferee and any such account is a "qualified institutional buyer" within the meaning of Rule 144A, in a transaction meeting the requirements of Rule 144A and in accordance with applicable securities laws of any state of the United States or any other jurisdiction.

               You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.


                                       ________________________________________
                                       (Name of Transferor)


                                       By:_____________________________________
                                          Name:
                                          Title:

                                       Date:___________________________________

                                    EXHIBIT D

                          SPECIMEN OF INITIAL DEBENTURE

                                    EXHIBIT E

                               PURCHASE AGREEMENT

                                    EXHIBIT F

                          REGISTRATION RIGHTS AGREEMENT



                                      F-1